UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-05576

Name of Fund:  BlackRock Global Allocation Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Global Allocation Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 10/31/06

Item 1 -    Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Global Allocation
Fund, Inc.


ANNUAL REPORT    OCTOBER 31, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


BlackRock Global Allocation Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Global Allocation Fund, Inc.


Proxy Results


During the six-month period ended October 31, 2006, BlackRock Global Allocation Fund, Inc.'s shareholders voted on the following proposals. Proposals 1 and 3 were approved at a special shareholders' meeting on August 15, 2006, at which time Proposal 6 was rejected. A description of the proposals and number of shares voted were as follows:


                                                                   Shares Voted      Shares Voted     Shares Voted
                                                                       For             Against          Abstain
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                        396,523,210        10,822,143        9,574,449

3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                        395,822,569        11,205,938        9,891,295

6. To approve a shareholder proposal recommending divestiture.      49,823,213       354,554,232       12,542,357




Important Tax Information


The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Allocation Fund, Inc. during the taxable year ended October 31, 2006:

                                                    Record Date        December 13, 2005       July 13, 2006      August 18, 2006
                                                   Payable Date        December 19, 2005       July 19, 2006      August 24, 2006
Qualified Dividend Income for Individuals*                                        37.00%              29.84%               29.84%
Dividends Qualifying for the Dividends Received Deduction for Corporations*       14.28%               8.98%                8.98%
Federal Obligation Interest                                                        6.80%              13.05%               13.05%
Interest Related Dividends for Non-U.S. Residents**                                9.08%              20.11%               20.11%
Short-Term Capital Gain Dividends for Non-U.S. Residents**                          None                None               87.63%

 * The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S.
   withholding tax for nonresident aliens and foreign corporations.


The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund distributed long-term capital gains of $.773278 per share to shareholders of record on December 13, 2005 and $.584823 per share to shareholders of record on August 18, 2006.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



A Letter to Shareholders


Dear Shareholder

Ten months into 2006, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and fall. For the six- and 12-month periods ended October 31, 2006, most major market indexes managed to post positive returns:

Total Returns as of October 31, 2006                                   6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +6.11%         +16.34%
Small cap U.S. equities (Russell 2000 Index)                            +0.90          +19.98
International equities (MSCI Europe, Australasia, Far East Index)       +3.77          +27.52
Fixed income (Lehman Brothers Aggregate Bond Index)                     +4.60          + 5.19
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +4.12          + 5.75
High yield bonds (Credit Suisse High Yield Index)                       +4.66          +10.29


The Federal Reserve Board (the Fed), after raising the target short-term interest rate 17 times between June 2004 and June 2006, finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through the September and October Fed meetings. In interrupting its two-year rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in recent months. At the time of this writing, the price of oil had settled into the $60-per-barrel range after reaching nearly $78 per barrel earlier in the year.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve in late June as the economy showed signs of weakening and inflation pressures subsided. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of October, the one-month Treasury bill offered the highest yield on the curve at 5.18%, while the 30-year Treasury bond had a yield of 4.72%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund provided solid returns for the 12-month period, benefiting from strong equity market performance; particularly from an overweight position in Asian equities and favorable stock selection in the U.S.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2006, BlackRock Global Allocation Fund, Inc.'s (formerly Merrill Lynch Global Allocation Fund, Inc.) Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +16.65%, +16.32%, +15.49%, +15.45% and +16.02%, respectively. Fund results exceeded the +14.35% return of its Reference Portfolio for the 12-month period, but trailed the +22.73% return of its broad-based, all-equity benchmark, the Financial Times Stock Exchange (FTSE) World Index. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 8 - 10 of this report to shareholders.)

The Fund invests in a combination of equities and bonds; therefore, the Reference Portfolio provides both a truer representation of the Fund's composition and a more comparable means for measurement. Returns for each component of the Reference Portfolio for the 12 months ended October 31, 2006, were as follows: the Standard & Poor's 500 (S&P 500) Index returned +16.34%; the FTSE World Index (ex-U.S.) returned +29.07%; the Merrill Lynch Treasury Index GA05 returned +3.66%; and the Citigroup (non-U.S. dollar) World Government Bond Index returned +5.31%. (A full description of the Reference Portfolio can be found on page 9 of this report to shareholders.)

The Fund outpaced the +15.41% average return of the Lipper Global Flexible Portfolio Funds category for the 12-month period. (As defined by Lipper, funds in this Lipper category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return.)

While U.S. stocks, as measured by the S&P 500 Index, returned +16.34% for the 12-month period, the MSCI Europe Index and the MSCI Pacific Index gained 31.69% and 19.20%, respectively, in U.S. dollar terms. The Federal Reserve Board's (the Fed) decision to pause its monetary tightening campaign, along with double-digit corporate earnings growth that largely surprised investors, helped push U.S. stocks higher during the period. European equities rose even more dramatically, propelled by stronger-than-expected company fundamentals, improved business and consumer sentiment (particularly in Germany and France), as well as a record pace of merger-and-acquisition activity. This helped ratchet up various country indexes, such as Spain's IBEX 35, which surged 43.81% for the year. Notably, the euro strengthened 8.8% versus the U.S. dollar during the period, further improving the returns for European assets.

In the Pacific region, strong earnings growth and benign regional central bank policy proved a favorable combination for equities. India's Sensex Index remained one of the world's leading equity markets, advancing 66.71% during the period. Other strong performers were Indonesia (+69.53%), Singapore (+40.95%) and Australia (+32.35%). Nearly all major Pacific Basin currencies appreciated against the U.S. dollar during the period, with the exceptions of the Japanese yen (down 0.28%) and New Zealand dollar (down 4.70%). Importantly, Japan's Nikkei, which posted a +21.35% annual return, was a laggard relative to most other Asia-Pacific equity markets. Although the Japanese equity market benefited from positive investor sentiment that was characteristic of the period, concerns about the Japanese manufacturing sector and the country's export prospects have weighed on returns recently.

On the fixed income side, five-year U.S. Treasury issues gained 3.66% and 10-year U.S. Treasury issues were up 3.25% over the 12-month period. Although somewhat weighed down by inflation concerns regarding U.S. labor costs, most fixed income investors have been encouraged by the Fed's pause in interest rate hikes and the increasing prospects of a slowing U.S. economy as we near 2007. International bond prices generally declined in local terms. In Europe, yields on German bunds and U.K. gilts increased 35 basis points (.35%) and 17 basis points, respectively, as concern about rising interest rates from both the European Central Bank and the Bank of England weighed on the minds of bond investors. In Japan, 10-year government bonds fell modestly as yields increased from 1.56% to 1.72%. The Bank of Japan ended its longstanding "quantitative easing" policy during the period and signaled that if deflationary pressures remain at bay, higher overnight lending rates could be in store for 2007.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



What factors most influenced Fund performance during the period?

The Fund was able to capitalize on favorable equity performance in most developed markets around the world. At the start of the period, the Fund's asset allocation strategy included a slight underweight in equities and a significant underweight in fixed income securities, particularly high-quality, long-term U.S. government bonds.

The Fund benefited from a significant overweight exposure to Asian equities, especially in India and Singapore, and effective stock selection in the United States. Successful security selection in the energy, industrials and information technology sectors also boosted performance as oil prices continued their ascent. Moreover, growth in Asia, notably in China, continued to fuel demand for raw materials, particularly energy resources, and capital investment in energy-related production. Detracting from the Fund's relative results was its underweight position in European equities, particularly in Spain, as these markets appreciated significantly during the year.

Although considerably underweight in fixed income, the Fund continued to benefit from the makeup of its fixed income component. This included a modest exposure to high yield issues, namely U.S. corporate bonds and convertible securities, and emerging markets debt. The Fund maintained its underweight position in U.S. Treasury issues and non-U.S.-dollar sovereign debt (notably in Japan), as yields remained unattractive.


What changes were made to the portfolio during the period?

The Fund's Reference Portfolio comprises 60% equities and 40% fixed income securities. Within the portfolio, we reduced our total equity allocation from 58% of net assets to 53%, primarily by decreasing exposure to U.S. equities. This was partially offset by an increase in European and Brazilian equities. We believe corporate earnings growth rates in the United States will slow and the sustainability of consumer spending will abate. Our strategy included reducing the cyclicality of the equity portfolio and taking profits in stocks that had significantly appreciated, notably in the strong-performing materials and energy sectors.

Whereas the Fund was significantly underweight in fixed income securities throughout the fiscal year, we did boost our exposure from 20% of net assets to approximately 32% by period-end with a greater allocation to U.S. Treasury Inflation Protected Securities (TIPS). (Please note that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.) Approximately 2.6% of the Fund's net assets was invested in convertible securities as of October 31, 2006. These securities are reported as a portion of the Fund's fixed income allocation, although some of these securities may tend to perform similar to equities. Given the aforementioned changes, the Fund's position in cash equivalent securities decreased from 22% of net assets to 15% over the 12-month period. Cash is actively managed and, as such, allocations to cash are an integral part of the Fund's investment strategy. Currently, cash is considered primarily zero-duration fixed income and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.


How would you characterize the Fund's position at the close of the period?

Broadly speaking, compared to its Reference Portfolio, the Fund closed the fiscal year underweight in equities and non-U.S. fixed income securities, and overweight in cash reserves.

Within the equity segment, the Fund was significantly underweight in the United States and somewhat underweight in Europe, and overweight in Asia. From a sector perspective, the Fund was overweight in telecommunications, energy, industrials and materials; underweight in consumer discretionary, technology, health care, consumer staples and financials; and relatively neutral in utilities.

The Fund's underweight fixed income exposure reflects the assessment that available yields are insufficiently attractive relative to the risks of higher inflation and higher interest rates, especially outside the United States. With respect to currency, we ended the annual period with an underweighting of the U.S. dollar and the euro, a relatively neutral stance on the Japanese yen, and slight overweight positions in the Brazilian real and several Asian currencies.

The portfolio's equity allocation at year-end--although underweight relative to our Reference Portfolio - was still higher than during most of the Fund's history. Accordingly, we expect that the Fund may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current posture, we believe both of these measures should remain below those typical of the majority of all-equity funds in most market conditions.


Dennis Stattman
Vice President and Senior Portfolio Manager


Dan Chamby
Vice President and Associate Portfolio Manager


November 15, 2006


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Portfolio Information

Overall Asset Exposure as of October 31, 2006
                                                             Percent of Fund's Net Assets     Reference Portfolio+++
                                                               10/31/06           4/30/06          Percentages
U.S. Equities                                                    18.6*%             22.8*%             36.0%
European Equities                                                12.6*              11.3*              14.2
Pacific Basin Equities                                           18.5               20.1               7.8
Other Equities                                                    3.3                3.7               2.0
Total Equities                                                   53.0               57.9*              60.0

U.S. Dollar Denominated Fixed Income Securities                  21.8               15.5               24.0
   U.S. Issuers                                                  19.2               12.8                --
   Non-U.S. Issuers                                               2.6                2.7                --
Non-U.S. Dollar Denominated Fixed Income Securities              10.7                8.6               16.0
Total Fixed Income Securities                                    32.5               24.1++             40.0

Cash & Cash Equivalents**                                        14.5               18.0                --

    * Includes value of financial futures contracts.

   ** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

   ++ Includes Preferred Stock.

  +++ The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index;
      24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World
      Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 9 of this report to shareholders in the "Recent Performance Results" section.


BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Portfolio Information (concluded)


Worldwide Investments as of October 31, 2006


Breakdown of Equity &
Fixed Income Securities                        Percent of
By Country                                    Net Assets++

United States                                     56.4%*
Japan                                             10.8
Germany                                            4.6
United Kingdom                                     4.2
France                                             2.8
India                                              2.6
Brazil                                             2.5
South Korea                                        2.1
Hong Kong                                          1.9
Malaysia                                           1.7
Canada                                             1.6
Europe                                             1.5*
Taiwan                                             1.3
Singapore                                          1.2
China                                              1.2
Australia                                          1.1
Sweden                                             1.1
Italy                                              0.9
Switzerland                                        0.8*
Netherlands                                        0.8
Thailand                                           0.8
Mexico                                             0.4
Chile                                              0.3
Spain                                              0.3
Poland                                             0.3
Finland                                            0.3
Ireland                                            0.2
Norway                                             0.2
New Zealand                                        0.2
Israel                                             0.2
Vietnam                                            0.1
South Africa                                       0.1
Iceland                                            0.1
Hungary                                            0.1
Belgium                                            0.1
Peru                                               --**
Austria                                            --**

  * Includes investments in short-term securities.

 ** Holdings are less than 0.1%.

 ++ Total may not equal 100%.



Five Largest Industries                        Percent of
(Equity Investments)                           Net Assets

Commercial Banks                                   7.4%
Oil, Gas & Consumable Fuels                        6.3
Insurance                                          6.1
Diversified Financial Services                     3.8
Diversified Telecommunication
   Services                                        2.7

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
   This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



Ten Largest Holdings                           Percent of
(Equity Investments)                           Net Assets

General Electric Co.                               0.8%
Reliance Industries Ltd.                           0.8
American International
   Group, Inc.                                     0.8
Exxon Mobil Corp.                                  0.8
Microsoft Corp.                                    0.7
Foster Wheeler Ltd.                                0.6
Millea Holdings, Inc.                              0.6
Vodafone Group Plc                                 0.5
Cisco Systems, Inc.                                0.5
Mitsui Sumitomo
   Insurance Co., Ltd.                             0.5



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum initial sales charge (front-end load) or a deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006


Performance Data (continued)

Recent Performance Results
                                                                   6-Month            12-Month          10-Year
As of October 31, 2006                                           Total Return       Total Return      Total Return
Institutional Shares*                                                +2.53%            +16.65%          +194.76%
Investor A Shares*                                                   +2.38             +16.32           +187.28
Investor B Shares*                                                   +2.02             +15.49           +170.21
Investor C Shares*                                                   +2.00             +15.45           +165.91
Class R Shares*                                                      +2.26             +16.02           +181.53
FTSE World Index**                                                   +4.74             +22.73           +124.29
Reference Portfolio***                                               +4.48             +14.35           +107.11
U.S. Stocks: S&P 500 (R) Index****                                   +6.11             +16.34           +129.03
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****            +3.54             +29.07           +121.49
U.S. Bonds: ML Treasury Index GA05++                                 +3.86             + 3.66           + 69.07
Non-U.S. Bonds: Citigroup World Government
Bond Index (Ex-U.S.)++++                                             +2.85             + 5.31           + 57.37


     * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

    ** This unmanaged broad-based capitalization-weighted Index is comprised of 2,200 equities from
       24 countries in 12 regions, including the United States.

   *** The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the
       S&P 500 Index; 24% of the FTSE World Index (Ex-U.S.) Equities; 24% of the Merrill Lynch
       Treasury Index GAO5; and 16% of the Citigroup World Government Bond Index (Ex-U.S.).

  **** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

 ***** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.

    ++ This unmanaged Index is designed to track the total return of the current coupon five-year U.S.
       Treasury bond.

  ++++ This unmanaged market capitalization-weighted Index tracks 10 government bond indexes, excluding the United States.

       S&P 500 is a registered trademark of the McGraw-Hill Companies.


BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in FTSE World Index++++ and Reference Portfolio++++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $11,608.00
October 1998                                   $11,094.00
October 1999                                   $14,011.00
October 2000                                   $15,441.00
October 2001                                   $15,676.00
October 2002                                   $14,605.00
October 2003                                   $19,340.00
October 2004                                   $22,087.00
October 2005                                   $25,269.00
October 2006                                   $29,476.00


Investor A Shares*++

Date                                             Value

October 1996                                   $ 9,475.00
October 1997                                   $10,968.00
October 1998                                   $10,461.00
October 1999                                   $13,182.00
October 2000                                   $14,482.00
October 2001                                   $14,666.00
October 2002                                   $13,628.00
October 2003                                   $18,003.00
October 2004                                   $20,505.00
October 2005                                   $23,401.00
October 2006                                   $27,220.00


Investor B Shares*++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $11,482.00
October 1998                                   $10,866.00
October 1999                                   $13,590.00
October 2000                                   $14,820.00
October 2001                                   $14,890.00
October 2002                                   $13,736.00
October 2003                                   $18,001.00
October 2004                                   $20,355.00
October 2005                                   $23,229.00
October 2006                                   $27,021.00


Investor C Shares*++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $11,484.00
October 1998                                   $10,867.00
October 1999                                   $13,589.00
October 2000                                   $14,821.00
October 2001                                   $14,882.00
October 2002                                   $13,727.00
October 2003                                   $17,987.00
October 2004                                   $20,340.00
October 2005                                   $23,034.00
October 2006                                   $26,591.00


Class R Shares*++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $11,551.00
October 1998                                   $10,984.00
October 1999                                   $13,803.00
October 2000                                   $15,136.00
October 2001                                   $15,290.00
October 2002                                   $14,174.00
October 2003                                   $18,758.00
October 2004                                   $21,309.00
October 2005                                   $24,265.00
October 2006                                   $28,153.00


FTSE World Index++++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $11,645.00
October 1998                                   $13,270.00
October 1999                                   $16,801.00
October 2000                                   $17,247.00
October 2001                                   $12,925.00
October 2002                                   $11,150.00
October 2003                                   $13,928.00
October 2004                                   $15,888.00
October 2005                                   $18,275.00
October 2006                                   $22,429.00


Reference Portfolio++++++

Date                                             Value

October 1996                                   $10,000.00
October 1997                                   $11,402.00
October 1998                                   $13,075.00
October 1999                                   $14,916.00
October 2000                                   $15,197.00
October 2001                                   $13,480.00
October 2002                                   $12,891.00
October 2003                                   $15,239.00
October 2004                                   $16,911.00
October 2005                                   $18,113.00
October 2006                                   $20,711.00

     * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

    ++ The Fund invests in a portfolio of U.S. and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.

  ++++ This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.

++++++ The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 9 of this report to shareholders in the "Recent Performance Results" section.

       Past performance is not indicative of future results.



Average Annual Total Return



Institutional Shares                                        Return

One Year Ended 10/31/06                                     +16.65%
Five Years Ended 10/31/06                                   +13.46
Ten Years Ended 10/31/06                                    +11.42



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 10/31/06                   +16.32%           +10.21%
Five Years Ended 10/31/06                 +13.17            +11.95
Ten Years Ended 10/31/06                  +11.13            +10.53



                                          Return            Return
                                       Without CDSC     With CDSC++++
Investor B Shares++

One Year Ended 10/31/06                   +15.49%           +10.99%
Five Years Ended 10/31/06                 +12.31            +12.06
Ten Years Ended 10/31/06                  +10.45            +10.45



                                          Return            Return
                                       Without CDSC     With CDSC++++
Investor C Shares++++++

One Year Ended 10/31/06                   +15.45%           +14.45%
Five Years Ended 10/31/06                 +12.31            +12.31
Ten Years Ended 10/31/06                  +10.27            +10.27



Class R Shares                                              Return

One Year Ended 10/31/06                                     +16.02%
Five Years Ended 10/31/06                                   +12.99
Ten Years Ended 10/31/06                                    +10.91

      * Assuming maximum sales charge of 5.25%.

     ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

   ++++ Assuming payment of applicable contingent deferred sales charge.

 ++++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2006 and held through October 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value       May 1, 2006
                                                                May 1,          October 31,       to October 31,
                                                                 2006               2006               2006
Actual

Institutional                                                   $1,000           $1,025.30            $4.23
Investor A                                                      $1,000           $1,023.80            $5.52
Investor B                                                      $1,000           $1,020.20            $9.47
Investor C                                                      $1,000           $1,020.00            $9.47
Class R                                                         $1,000           $1,022.60            $6.80

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,021.32            $4.22
Investor A                                                      $1,000           $1,020.05            $5.51
Investor B                                                      $1,000           $1,016.12            $9.45
Investor C                                                      $1,000           $1,016.12            $9.45
Class R                                                         $1,000           $1,018.77            $6.79

 * For each class of the Fund, expenses paid are equal to the annualized expense ratio for the class
   (.82% for Institutional, 1.07% for Investor A, 1.84% for Investor B, 1.84% for Investor C and 1.32%
   for Class R), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments                                       (in U.S. dollars)


                                                       Shares
     Industry         Common Stocks                      Held          Value

Australia--0.9%

     Beverages--0.0%

     Coca-Cola Amatil Ltd.                          1,050,000    $    5,658,931

     Capital Markets--0.2%

     Macquarie Bank Ltd.                              467,000        26,958,789

     Metals & Mining--0.4%

     BHP Billiton Ltd.                              1,000,000        21,124,197
     Newcrest Mining Ltd.                             470,000         8,680,047
     Rio Tinto Ltd.                                   320,000        19,426,828
     Zinifex Ltd.                                   1,000,000        11,746,850
                                                                 --------------
                                                                     60,977,922

     Oil, Gas & Consumable Fuels--0.0%

     Woodside Petroleum Ltd.                          200,000         5,815,349

     Paper & Forest Products--0.0%

     Great Southern Plantations Ltd.                1,600,000         3,469,076

     Transportation Infrastructure--0.3%

     Macquarie Airports                             2,900,000         7,208,400
     Macquarie Infrastructure Group                 8,000,000        20,938,354
     Sydney Roads Group (b)                         6,600,000         5,826,190
     Transurban Group                               1,725,000         9,644,110
                                                                 --------------
                                                                     43,617,054

     Total Common Stocks in Australia                               146,497,121


Austria--0.0%

     Diversified Telecommunication
     Services--0.0%

     Telekom Austria AG                               125,100         3,113,489

     Total Common Stocks in Austria                                   3,113,489


Belgium--0.1%

     Leisure Equipment & Products--0.1%

     AGFA-Gevaert NV                                  599,262        15,120,943

     Total Common Stocks in Belgium                                  15,120,943


Brazil--1.4%

     Chemicals--0.0%

     Braskem SA                                       572,000         4,046,603

     Commercial Banks--0.0%

     Uniao de Bancos Brasileiros SA (e)                85,000         6,693,750

     Construction & Engineering--0.1%

     Obrascon Huarte Lain Brasil SA (b)               600,000         7,760,915

     Electric Utilities--0.0%

     Cia Energetica de Minas Gerais (e)               145,000         6,279,950

     Food & Staples Retailing--0.0%

     Cia Brasileira de Distribuicao Grupo Pao
       de Acucar                                  155,000,000         4,632,267

     Food Products--0.1%

     Cosan SA Industria e Comercio (b)                471,000         8,027,784

     IT Services--0.1%

     Datasul (b)                                      975,000         8,190,637

     Leisure Equipment & Products--0.0%

     Localiza Rent A Car SA                           267,700         6,662,811

     Metals & Mining--0.2%

     Companhia Vale do Rio Doce
       (Preference A Shares) (e)                      700,000        15,204,000
     Usinas Siderurgicas de Minas Gerais SA
       (Preference A Shares)                          291,000         9,892,505
                                                                 --------------
                                                                     25,096,505



                                                       Shares
     Industry         Common Stocks                      Held          Value

Brazil (concluded)

     Oil, Gas & Consumable Fuels--0.7%

     Petroleo Brasileiro SA (e)                     1,300,000    $  111,488,000

     Road & Rail--0.1%

     All America Latina Logistica SA                1,380,000        12,050,432

     Software--0.0%

     Totvs SA (b)                                     191,200         4,026,673

     Water Utilities--0.0%

     Companhia de Saneamento de Minas
       Gerais                                         630,000         5,869,017

     Wireless Telecommunication
     Services--0.1%

     Vivo Participacoes SA (d)(e)                   2,500,000         8,725,000

     Total Common Stocks in Brazil                                  219,550,344


Canada--1.3%

     Diversified Telecommunication
     Services--0.0%

     BCE, Inc.                                         18,700           528,836

     Insurance--0.0%

     Sun Life Financial, Inc.                          11,400           479,370

     Metals & Mining--0.5%

     Alamos Gold, Inc. (b)                          2,100,000        16,942,874
     Barrick Gold Corp.                               379,740        11,771,940
     Bema Gold Corp. (b)                            7,477,500        32,095,418
     Kinross Gold Corp. (b)                         1,300,000        17,160,000
                                                                 --------------
                                                                     77,970,232

     Oil, Gas & Consumable Fuels--0.3%

     Petro-Canada                                     278,600        11,878,862
     Suncor Energy, Inc.                               18,000         1,382,519
     Suncor Energy, Inc. (e)                          300,000        22,995,000
     Talisman Energy, Inc.                            225,000         3,696,736
                                                                 --------------
                                                                     39,953,117

     Road & Rail--0.3%

     Canadian Pacific Railway Ltd.                    641,300        36,206,795
     Canadian Pacific Railway Ltd. (US)               250,000        14,122,500
                                                                 --------------
                                                                     50,329,295

     Wireless Telecommunication
     Services--0.2%

     Rogers Communications, Inc. Class B              601,400        35,975,748

     Total Common Stocks in Canada                                  205,236,598


Chile--0.0%

     Electric Utilities--0.0%

     Enersis SA (e)                                   400,000         5,516,000

     Total Common Stocks in Chile                                     5,516,000


China--0.9%

     Automobiles--0.0%

     Denway Motors Ltd.                            10,000,000         3,703,132

     Electrical Equipment--0.1%

     Shanghai Electric Group Corp.                 24,766,000         8,725,356

     Food Products--0.0%

     Chaoda Modern Agriculture
       Holdings Ltd.                               11,298,900         6,842,799



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
     Industry         Common Stocks                      Held          Value

China (concluded)

     Industrial Conglomerates--0.3%

     Beijing Enterprises Holdings Ltd.             13,211,800    $   26,501,065
     Shanghai Industrial Holdings Ltd.              2,866,500         5,580,262
     Tianjin Development Holdings Ltd.             10,886,500         7,306,940
                                                                 --------------
                                                                     39,388,267

     Insurance--0.1%

     China Life Insurance Co. Ltd. (e)                124,300        10,507,079
     Ping An Insurance Group Co. of
       China Ltd.                                   1,725,000         5,999,749
                                                                 --------------
                                                                     16,506,828

     Marine--0.0%

     Xiamen International Port Co. Ltd. (b)        15,650,100         3,642,272

     Oil, Gas & Consumable Fuels--0.2%

     China Shenhua Energy Co. Ltd. Class H         13,863,700        24,386,079
     Yanzhou Coal Mining Co. Ltd.                  22,628,200        14,838,736
                                                                 --------------
                                                                     39,224,815

     Road & Rail--0.2%

     Guangshen Railway Co. Ltd.                    58,328,600        27,449,812

     Transportation Infrastructure--0.0%

     Hainan Meilan International
       Airport Co., Ltd. (b)                        5,459,600         2,421,902

     Total Common Stocks in China                                   147,905,183


Finland--0.3%

     Communications Equipment--0.1%

     Nokia Oyj (e)                                    300,000         5,964,000

     Electric Utilities--0.2%

     Fortum Oyj                                     1,386,103        38,141,671

     Total Common Stocks in Finland                                  44,105,671


France--1.8%

     Automobiles--0.3%

     Peugeot SA                                       356,902        20,502,813
     Renault SA                                       303,488        35,500,089
                                                                 --------------
                                                                     56,002,902

     Commercial Banks--0.5%

     BNP Paribas                                      419,046        46,075,752
     Credit Agricole SA                               713,323        30,326,083
                                                                 --------------
                                                                     76,401,835

     Communications Equipment--0.0%

     Alcatel SA (e)                                   244,500         3,105,150

     Construction & Engineering--0.2%

     Vinci SA                                         235,580        26,534,358

     Diversified Telecommunication
     Services--0.2%

     France Telecom SA                              1,000,000        25,972,866

     Electric Utilities--0.1%

     Electricite de France                            384,719        23,328,355

     Insurance--0.1%

     Assurances Generales de France (AGF)             106,893        15,007,122

     Machinery--0.1%

     Vallourec                                         84,912        21,132,902

     Oil, Gas & Consumable Fuels--0.3%

     Total SA                                         643,535        43,572,554

     Total Common Stocks in France                                  291,058,044



                                                       Shares
     Industry         Common Stocks                      Held          Value

Germany--1.4%

     Air Freight & Logistics--0.1%

     Deutsche Post AG                                 799,065    $   22,130,809

     Automobiles--0.1%

     Bayerische Motoren Werke AG                      323,591        18,585,079

     Chemicals--0.4%

     BASF AG                                          361,935        31,901,611
     Bayer AG                                         536,970        27,036,625
                                                                 --------------
                                                                     58,938,236

     Construction & Engineering--0.2%

     Hochtief AG                                      355,814        23,251,365

     Electric Utilities--0.2%

     E.ON AG                                          306,736        36,800,020

     Insurance--0.2%

     Allianz AG Registered Shares                     202,469        37,578,387

     Multi-Utilities--0.2%

     RWE AG                                           301,181        29,764,068

     Total Common Stocks in Germany                                 227,047,964


Hong Kong--0.8%

     Commercial Banks--0.2%

     HSBC Holdings Plc                              1,263,659        23,852,433

     Electric Utilities--0.1%

     Cheung Kong Infrastructure Holdings Ltd.       4,499,900        13,481,416

     Industrial Conglomerates--0.2%

     Hutchison Whampoa Ltd.                         3,500,000        31,052,307

     Real Estate Management
     & Development--0.3%

     Cheung Kong Holdings Ltd.                      1,650,000        17,948,619
     Sun Hung Kai Properties Ltd.                   1,991,700        21,780,858
     Wharf Holdings Ltd.                            4,000,000        13,578,152
                                                                 --------------
                                                                     53,307,629

     Total Common Stocks in Hong Kong                               121,693,785


Hungary--0.1%

     Oil, Gas & Consumable Fuels--0.1%

     Mol Magyar Olaj-es Gazipari Rt.                  170,228        16,924,741

     Total Common Stocks in Hungary                                  16,924,741


India--2.3%

     Automobiles--0.3%

     Bajaj Auto Ltd.                                  180,000        10,984,677
     Tata Motors Ltd.                               1,400,140        25,737,639
                                                                 --------------
                                                                     36,722,316

     Commercial Banks--0.1%

     Karnataka Bank Ltd.                            1,100,000         2,919,165
     State Bank of India Ltd.                         575,000        13,990,645
                                                                 --------------
                                                                     16,909,810

     Construction Materials--0.1%

     Gujarat Ambuja Cements Ltd.                    6,500,082        16,961,129

     Diversified Financial Services--0.0%

     Reliance Capital Ltd.                            225,000         2,923,301

     Electric Utilities--0.0%

     Reliance Energy Ltd.                             300,000         3,214,524

     Gas Utilities--0.0%

     Reliance Natural Resources Ltd. (b)            5,400,000         3,051,965



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
     Industry         Common Stocks                      Held          Value

India (concluded)

     IT Services--0.2%

     Infosys Technologies Ltd.                        545,000    $   25,361,925

     Media--0.3%

     ZEE Telefilms Ltd. (b)                         6,178,159        41,400,385

     Oil, Gas & Consumable Fuels--0.8%

     Hindustan Petroleum Corp.                        300,000         2,164,557
     Reliance Industries Ltd.                       4,800,000       130,686,209
                                                                 --------------
                                                                    132,850,766

     Pharmaceuticals--0.0%

     Wockhardt Ltd.                                   225,000         1,943,954

     Road & Rail--0.1%

     Container Corp. of India                         450,000        20,486,342

     Thrifts & Mortgage Finance--0.2%

     Housing Development Finance Corp.                800,000        26,007,551

     Wireless Telecommunication
     Services--0.2%

     Reliance Communication Ventures Ltd. (b)       4,250,000        35,756,440

     Total Common Stocks in India                                   363,590,408


Ireland--0.2%

     Commercial Banks--0.2%

     Allied Irish Banks Plc                         1,192,648        32,498,672

     Total Common Stocks in Ireland                                  32,498,672


Israel--0.2%

     Communications Equipment--0.2%

     ECI Telecom Ltd. (b)(e)                        3,115,000        23,113,300

     Pharmaceuticals--0.0%

     Teva Pharmaceutical Industries Ltd. (e)          200,001         6,594,033

     Software--0.0%

     Ectel Ltd. (b)(e)                                227,521         1,160,357

     Total Common Stocks in Israel                                   30,867,690


Italy--0.9%

     Commercial Banks--0.3%

     Capitalia SpA                                  2,437,068        21,552,302
     UniCredito Italiano SpA                        2,299,956        19,068,696
                                                                 --------------
                                                                     40,620,998

     Diversified Telecommunication
     Services--0.3%

     Telecom Italia SpA                             6,440,099        19,496,771
     Telecom Italia SpA (RNC)                      10,733,213        27,123,791
                                                                 --------------
                                                                     46,620,562

     Oil, Gas & Consumable Fuels--0.3%

     ENI SpA                                        1,765,295        53,239,806

     Total Common Stocks in Italy                                   140,481,366


Japan--7.9%

     Auto Components--0.1%

     Toyota Industries Corp.                          515,000        22,457,355

     Automobiles--0.4%

     Honda Motor Co., Ltd.                            300,000        10,619,469
     Suzuki Motor Corp.                             2,000,000        56,773,973
                                                                 --------------
                                                                     67,393,442

     Beverages--0.4%

     Coca-Cola Central Japan Co., Ltd.                  1,450        11,492,882
     Coca-Cola West Holdings Co., Ltd.              1,555,700        29,064,208



                                                       Shares
     Industry         Common Stocks                      Held          Value

Japan (continued)

     Beverages (concluded)

     Hokkaido Coca-Cola Bottling Co., Ltd.            500,000    $    3,142,234
     Mikuni Coca-Cola Bottling Co., Ltd.            1,350,000        13,251,250
                                                                 --------------
                                                                     56,950,574

     Building Products--0.1%

     Asahi Glass Co., Ltd.                          1,250,000        14,396,563

     Capital Markets--0.1%

     Nomura Holdings, Inc.                          1,250,000        22,070,454

     Chemicals--0.4%

     Shin-Etsu Chemical Co., Ltd.                     500,000        32,790,389
     Sumitomo Chemical Co., Ltd.                    3,563,400        25,410,419
                                                                 --------------
                                                                     58,200,808

     Commercial Banks--0.8%

     The Bank of Fukuoka Ltd.                       2,674,000        21,354,504
     The Bank of Yokohama Ltd.                      2,000,000        15,458,937
     Mitsubishi UFJ Financial Group, Inc.               1,855        23,315,378
     Shinsei Bank Ltd.                              2,749,600        15,869,180
     Sumitomo Mitsui Financial Group, Inc.              4,400        48,155,273
                                                                 --------------
                                                                    124,153,272

     Construction & Engineering--0.3%

     JGC Corp.                                      1,365,000        21,253,174
     Kinden Corp.                                   1,440,000        10,748,750
     Okumura Corp.                                  3,750,000        18,949,596
                                                                 --------------
                                                                     50,951,520

     Consumer Finance--0.1%

     Credit Saison Co., Ltd.                          500,000        18,083,878

     Diversified Financial Services--0.5%

     NCB Holdings Ltd.                                 34,970         5,944,900
     RHJ International (b)                          2,780,000        52,335,005
     RHJ International (b)(e)(j)                      911,000        17,150,068
                                                                 --------------
                                                                     75,429,973

     Electric Utilities--0.2%

     Chubu Electric Power Co., Inc.                   574,700        15,920,893
     Hokuriku Electric Power                          740,200        15,442,589
                                                                 --------------
                                                                     31,363,482

     Electronic Equipment
     & Instruments--0.2%

     Murata Manufacturing Co., Ltd.                   400,000        27,976,572

     Food & Staples Retailing--0.2%

     Ministop Co., Ltd.                               200,000         3,445,770
     Seven & I Holdings Co. Ltd.                    1,000,000        32,063,614
                                                                 --------------
                                                                     35,509,384

     Food Products--0.1%

     Ajinomoto Co., Inc.                            1,461,400        16,906,282
     House Foods Corp.                                250,000         4,078,492
                                                                 --------------
                                                                     20,984,774

     Gas Utilities--0.2%

     Tokyo Gas Co., Ltd.                            6,372,000        32,526,048

     Household Durables--0.0%

     Rinnai Corp.                                     215,000         6,103,202

     Household Products--0.0%

     Rohto Pharmaceutical Co., Ltd.                   564,700         5,654,001



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
     Industry         Common Stocks                      Held          Value

Japan (concluded)

     Insurance--1.7%

     Aioi Insurance Co., Ltd.                       7,235,600    $   49,802,557
     Millea Holdings, Inc.                          2,525,000        95,425,591
     Mitsui Sumitomo Insurance Co., Ltd.            6,725,350        83,667,943
     Nipponkoa Insurance Co., Ltd.                  6,125,000        48,757,001
                                                                 --------------
                                                                    277,653,092

     Machinery--0.2%

     Fanuc Ltd.                                        75,000         6,508,914
     Kubota Corp.                                   3,000,000        26,240,862
                                                                 --------------
                                                                     32,749,776

     Media--0.2%

     Toho Co., Ltd.                                 1,171,000        22,127,399

     Office Electronics--0.3%

     Canon, Inc.                                      750,000        40,207,772

     Pharmaceuticals--0.5%

     Shionogi & Co., Ltd.                             918,800        18,422,350
     Takeda Pharmaceutical Co., Ltd.                  850,000        54,580,822
     Tanabe Seiyaku Co., Ltd.                         994,000        12,238,553
                                                                 --------------
                                                                     85,241,725

     Real Estate Management
     & Development--0.2%

     Marco Polo Investment Holdings Ltd.                4,121        10,509,134
     NTT Urban Development Co.                          2,400        20,725,920
                                                                 --------------
                                                                     31,235,054

     Road & Rail--0.1%

     East Japan Railway Co.                             2,800        19,583,601

     Tobacco--0.1%

     Japan Tobacco, Inc.                                4,950        21,585,225

     Trading Companies
     & Distributors--0.2%

     Mitsubishi Corp.                               1,600,000        30,917,874

     Wireless Telecommunication
     Services--0.3%

     NTT DoCoMo, Inc.                                  29,000        44,384,592
     Okinawa Cellular Telephone Co.                       640         1,537,685
                                                                 --------------
                                                                     45,922,277

     Total Common Stocks in Japan                                 1,277,429,097


Malaysia--0.6%

     Diversified Telecommunication
     Services--0.0%

     Telekom Malaysia Bhd                           2,500,000         5,989,049

     Electric Utilities--0.2%

     Tenaga Nasional Bhd                           11,819,444        32,359,874

     Food Products--0.2%

     IOI Corp. Bhd                                  5,600,000        26,370,979

     Independent Power Producers
     & Energy Traders--0.0%

     Malakoff Bhd                                   1,000,000         2,696,783

     Tobacco--0.1%

     British American Tobacco Malaysia Bhd          1,100,000        12,724,162

     Transportation Infrastructure--0.0%

     PLUS Expressways Bhd                           3,859,800         3,043,456



                                                       Shares
     Industry         Common Stocks                      Held          Value

Malaysia (concluded)

     Wireless Telecommunication
     Services--0.1%

     Maxis Communications Bhd                       4,500,000    $   11,026,694

     Total Common Stocks in Malaysia                                 94,210,997


Mexico--0.3%

     Beverages--0.1%

     Fomento Economico Mexicano, SA
       de CV (e)                                      200,000        19,338,000

     Media--0.2%

     Grupo Televisa, SA (e)                         1,400,000        34,552,000

     Total Common Stocks in Mexico                                   53,890,000


Netherlands--0.4%

     Diversified Financial Services--0.2%

     ING Groep NV CVA                                 835,354        37,006,723

     Food Products--0.0%

     Koninklijke Wessanen NV CVA                      375,000         4,996,745

     Metals & Mining--0.2%

     Mittal Steel Co. NV                              519,014        22,277,241

     Total Common Stocks in the Netherlands                          64,280,709


New Zealand--0.1%

     Diversified Telecommunication
     Services--0.1%

     Telecom Corp. of New Zealand Ltd.              2,000,000         6,256,405

     Electric Utilities--0.0%

     Contact Energy Ltd.                            1,115,000         5,564,282

     Total Common Stocks in New Zealand                              11,820,687


Norway--0.2%

     Diversified Telecommunication
     Services--0.0%

     Telenor ASA                                      356,500         5,630,942

     Oil, Gas & Consumable Fuels--0.2%

     Statoil ASA                                    1,003,424        25,366,318

     Total Common Stocks in Norway                                   30,997,260


Peru--0.0%

     Metals & Mining--0.0%

     Southern Copper Corp.                            123,600         6,350,568

     Total Common Stocks in Peru                                      6,350,568


Singapore--1.2%

     Commercial Banks--0.1%

     Oversea-Chinese Banking Corp.                  3,000,000        13,489,209

     Diversified Telecommunication
     Services--0.3%

     Singapore Telecommunications Ltd.             25,541,910        43,477,686

     Health Care Providers
     & Services--0.1%

     Parkway Holdings Ltd.                          8,500,000        15,123,972

     Industrial Conglomerates--0.3%

     Fraser and Neave Ltd.                          7,999,800        22,815,462
     Keppel Corp. Ltd.                              3,500,000        35,521,583
                                                                 --------------
                                                                     58,337,045

     Real Estate Management
     & Development--0.3%

     CapitaLand Ltd.                                9,250,000        32,382,130
     Keppel Land Ltd.                               4,950,000        17,487,795
                                                                 --------------
                                                                     49,869,925



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
     Industry         Common Stocks                      Held          Value

Singapore (concluded)

     Wireless Telecommunication
     Services--0.1%

     MobileOne Ltd.                                12,000,000    $   15,262,076

     Total Common Stocks in Singapore                               195,559,913


South Africa--0.1%

     Metals & Mining--0.1%

     Gold Fields Ltd. (e)                             550,000         9,218,000

     Oil, Gas & Consumable Fuels--0.0%

     Sasol Ltd.                                       190,000         6,520,550

     Total Common Stocks in South Africa                             15,738,550


South Korea--2.0%

     Chemicals--0.1%

     Samsung Fine Chemicals Co., Ltd.                 608,400        15,528,809

     Commercial Banks--0.2%

     Daegu Bank                                       460,400         7,622,436
     Hana Financial Group, Inc.                       178,800         8,245,009
     Kookmin Bank                                      95,300         7,575,452
     Pusan Bank                                       600,100         7,706,246
                                                                 --------------
                                                                     31,149,143

     Diversified Telecommunication
     Services--0.3%

     KT Corp. (e)                                   2,200,000        49,236,000

     Electric Utilities--0.2%

     Korea Electric Power Corp.                       700,000        27,041,656

     Electrical Equipment--0.1%

     LS Cable Ltd.                                    342,000        14,373,256

     Electronic Equipment
     & Instruments--0.0%

     Fine DNC Co., Ltd.                               635,000         3,103,396

     Food Products--0.2%

     CJ Corp.                                         206,800        23,374,051
     Nong Shim Co., Ltd.                               23,100         6,276,041
                                                                 --------------
                                                                     29,650,092

     Insurance--0.2%

     Dongbu Insurance Co., Ltd.                       339,200         8,081,762
     Korean Reinsurance Co.                         1,300,300        14,696,943
     Meritz Fire & Marine Insurance Co. Ltd.        1,335,500         8,362,377
                                                                 --------------
                                                                     31,141,082

     Metals & Mining--0.4%

     POSCO                                            131,330        36,447,647
     POSCO (e)                                        355,000        25,034,600
                                                                 --------------
                                                                     61,482,247

     Multiline Retail--0.0%

     Lotte Shopping Co. (b)(e)(j)                     171,000         3,239,595

     Textiles, Apparel & Luxury
     Goods--0.0%

     Cheil Industries, Inc.                           225,000         9,360,573

     Tobacco--0.2%

     KT&G Corp.                                       600,000        37,060,228

     Wireless Telecommunication
     Services--0.1%

     SK Telecom Co., Ltd.                              70,140        15,222,743

     Total Common Stocks in South Korea                             327,588,820



                                                       Shares
     Industry         Common Stocks                      Held          Value

Spain--0.3%

     Commercial Banks--0.2%

     Banco Bilbao Vizcaya Argentaria SA             1,148,164    $   27,725,572

     Diversified Telecommunication
     Services--0.1%

     Telefonica SA (e)                                186,798        10,778,245

     Transportation Infrastructure--0.0%

     Cintra Concesiones de Infraestructuras
       de Transporte SA (d)                           400,000         6,131,383

     Total Common Stocks in Spain                                    44,635,200


Sweden--0.5%

     Commercial Banks--0.1%

     Svenska Handelsbanken Class A                    791,828        20,501,750

     Diversified Financial Services--0.3%

     Investor AB                                    1,661,221        37,261,548

     Diversified Telecommunication
     Services--0.1%

     TeliaSonera AB                                 2,569,843        18,680,322

     Total Common Stocks in Sweden                                   76,443,620


Switzerland--0.8%

     Capital Markets--0.4%

     Credit Suisse Group                              561,953        33,878,441
     UBS AG                                           645,466        38,549,997
                                                                 --------------
                                                                     72,428,438

     Food Products--0.2%

     Nestle SA Registered Shares                       89,800        30,678,027

     Insurance--0.2%

     Swiss Reinsurance Registered Shares              383,466        31,440,482

     Total Common Stocks in Switzerland                             134,546,947


Taiwan--0.7%

     Commercial Banks--0.1%

     Chinatrust Financial Holding Co.              14,067,540        10,213,637
     SinoPac Financial Holdings Co., Ltd.          11,505,560         5,811,151
     Taishin Financial Holdings Co., Ltd. (b)       9,335,042         4,785,042
                                                                 --------------
                                                                     20,809,830

     Diversified Financial Services--0.1%

     Fubon Financial Holding Co. Ltd.              10,405,000         8,477,279

     Diversified Telecommunication
     Services--0.3%

     Chunghwa Telecom Co. Ltd.                      4,570,000         7,831,342
     Chunghwa Telecom Co. Ltd. (d)(e)               2,040,000        37,311,600
                                                                 --------------
                                                                     45,142,942

     Electronic Equipment
     & Instruments--0.1%

     Delta Electronics, Inc.                        8,000,799        22,610,300

     Insurance--0.1%

     Cathay Financial Holding Co., Ltd.             7,984,402        15,482,719

     Total Common Stocks in Taiwan                                  112,523,070


Thailand--0.8%

     Commercial Banks--0.2%

     Siam Commercial Bank PCL Foreign
       Shares                                      16,000,000        28,347,530

     Construction Materials--0.2%
     Siam Cement PCL Foreign Shares                 3,000,000        21,751,278

     Siam City Cement PCL Foreign Shares              641,700         4,302,779
                                                                 --------------
                                                                     26,054,057



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
     Industry         Common Stocks                      Held          Value

Thailand (concluded)

     Electronic Equipment
     & Instruments--0.1%

     Hana Microelectronics PCL                     10,500,000    $    7,727,428

     Food Products--0.0%

     Thai Union Frozen Products PCL Foreign
       Shares                                       3,300,000         2,248,722

     Household Durables--0.0%

     Land and Houses PCL Foreign Shares            26,837,000         6,327,497

     Oil, Gas & Consumable Fuels--0.3%

     PTT Exploration & Production PCL               6,250,000        18,568,995
     PTT PCL                                        4,500,000        27,229,983
                                                                 --------------
                                                                     45,798,978

     Transportation Infrastructure--0.0%

     Airports of Thailand PCL                         500,000           885,860
     Bangkok Expressway PCL Foreign Shares          4,950,000         3,170,698
                                                                 --------------
                                                                      4,056,558

     Total Common Stocks in Thailand                                120,560,770


United Kingdom--3.9%

     Aerospace & Defense--0.2%

     BAE Systems Plc                                3,875,585        31,013,256

     Beverages--0.2%

     Diageo Plc (e)                                   331,100        24,657,017

     Commercial Banks--1.1%

     Barclays Plc                                   4,077,525        55,030,214
     HBOS Plc                                       2,921,856        60,585,191
     HSBC Holdings Plc                              3,224,796        61,145,818
                                                                 --------------
                                                                    176,761,223

     Diversified Financial Services--0.0%

     Guinness Peat Group Plc                        3,626,253         5,975,458

     Food Products--0.2%

     Cadbury Schweppes Plc (e)                        789,900        32,062,041
     RHM Plc                                          756,900         3,923,613
                                                                 --------------
                                                                     35,985,654

     Insurance--0.5%

     Aviva Plc                                      2,768,790        40,932,649
     Prudential Plc                                 2,694,332        33,021,924
                                                                 --------------
                                                                     73,954,573

     Media--0.1%

     NTL, Inc.                                        475,400        12,850,062

     Oil, Gas & Consumable Fuels--0.5%

     Royal Dutch Shell Plc (e)                        200,000        13,924,000
     Royal Dutch Shell Plc Class B                  1,779,255        63,739,978
                                                                 --------------
                                                                     77,663,978

     Pharmaceuticals--0.3%

     GlaxoSmithKline Plc                            2,062,764        55,087,835

     Specialty Retail--0.1%

     Kesa Electricals Plc                           3,423,228        22,904,016

     Wireless Telecommunication
     Services--0.7%

     Vodafone Group Plc                            33,454,595        86,152,458
     Vodafone Group Plc (e)                         1,178,800        30,471,980
                                                                 --------------
                                                                    116,624,438

     Total Common Stocks in the United Kingdom                      633,477,510



                                                       Shares
     Industry         Common Stocks                      Held          Value

United States--21.3%

     Aerospace & Defense--0.1%

     Boeing Co.                                         5,300    $      423,258
     General Dynamics Corp.                            89,300         6,349,230
     Lockheed Martin Corp.                              6,000           521,580
     Northrop Grumman Corp.                             7,600           504,564
     Raytheon Co.                                      10,400           519,480
                                                                 --------------
                                                                      8,318,112

     Air Freight & Logistics--0.0%

     FedEx Corp.                                       52,300         5,990,442

     Airlines--0.0%

     AMR Corp. (b)                                     17,100           484,614

     Beverages--0.3%

     The Coca-Cola Co.                                522,900        24,429,888
     Constellation Brands, Inc. Class A (b)           380,300        10,454,447
     Molson Coors Brewing Co. Class B                 179,200        12,755,456
     PepsiAmericas, Inc.                               43,404           887,612
                                                                 --------------
                                                                     48,527,403

     Biotechnology--0.0%

     Amgen, Inc. (b)                                   53,500         4,061,185

     Capital Markets--0.3%

     Ameriprise Financial, Inc.                        10,000           515,000
     The Bank of New York Co., Inc.                   429,700        14,768,789
     The Bear Stearns Cos., Inc.                        3,300           499,455
     Goldman Sachs Group, Inc.                          2,900           550,391
     Knight Capital Group, Inc. Class A (b)         1,018,000        18,985,700
     Lehman Brothers Holdings, Inc.                    47,600         3,705,184
     Mellon Financial Corp.                            40,000         1,552,000
     Morgan Stanley                                     6,900           527,367
                                                                 --------------
                                                                     41,103,886

     Chemicals--0.1%

     E.I. du Pont de Nemours & Co.                    237,600        10,882,080
     PPG Industries, Inc.                               7,600           519,840
     Tronox, Inc. Class B                              86,238         1,127,993
                                                                 --------------
                                                                     12,529,913

     Commercial Banks--0.4%

     Fifth Third Bancorp                              338,900        13,505,165
     National City Corp.                               14,300           532,675
     Santander BanCorp                                 61,990         1,159,213
     Wachovia Corp.                                   252,700        14,024,850
     Wells Fargo & Co.                                818,000        29,685,220
                                                                 --------------
                                                                     58,907,123

     Commercial Services & Supplies--0.0%

     Waste Management, Inc.                            12,900           483,492

     Communications Equipment--1.1%

     3Com Corp. (b)(d)                              5,424,000        26,360,640
     Cisco Systems, Inc. (b)                        3,500,000        84,455,000
     Comverse Technology, Inc. (b)(d)                 142,600         3,104,402
     Extreme Networks, Inc. (b)                       700,000         2,660,000
     JDS Uniphase Corp. (b)(d)                        297,112         4,317,037
     Motorola, Inc.                                 2,121,800        48,928,708
     Tellabs, Inc. (b)                                250,000         2,635,000
                                                                 --------------
                                                                    172,460,787



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
     Industry         Common Stocks                      Held          Value

United States (continued)

     Computers & Peripherals--0.8%

     Hewlett-Packard Co.                              570,400    $   22,097,296
     International Business Machines Corp.            603,700        55,739,621
     Lexmark International, Inc. Class A (b)          427,500        27,184,725
     Sun Microsystems, Inc. (b)                     3,017,800        16,386,654
                                                                 --------------
                                                                    121,408,296

     Construction & Engineering--0.7%

     Chicago Bridge & Iron Co. NV                     135,200         3,320,512
     Foster Wheeler Ltd. (b)(r)                     2,196,075        98,713,571
     Quanta Services, Inc. (b)                        513,600         9,398,880
                                                                 --------------
                                                                    111,432,963

     Containers & Packaging--0.1%

     Crown Holdings, Inc. (b)                         570,400        11,088,576
     Smurfit-Stone Container Corp. (b)                599,000         6,385,340
                                                                 --------------
                                                                     17,473,916

     Diversified Consumer Services--0.1%

     Career Education Corp. (b)                       690,000        15,373,200

     Diversified Financial Services--0.7%

     Bank of America Corp.                            760,600        40,973,522
     CIT Group, Inc.                                    8,800           458,040
     Citigroup, Inc.                                1,243,058        62,351,789
     JPMorgan Chase & Co.                             190,200         9,023,088
     Leucadia National Corp.                           16,000           421,920
                                                                 --------------
                                                                    113,228,359

     Diversified Telecommunication
     Services--0.7%

     AT&T, Inc. (d)                                   867,200        29,701,600
     BellSouth Corp.                                  285,300        12,867,030
     Cincinnati Bell, Inc. (b)                        333,400         1,563,646
     Embarq Corp.                                      62,960         3,044,116
     General Communication, Inc. Class A (b)          659,900         8,651,289
     Qwest Communications
       International Inc. (b)                          67,100           579,073
     Verizon Communications, Inc.                   1,540,800        57,009,600
     Windstream Corp.                                 319,967         4,389,947
                                                                 --------------
                                                                    117,806,301

     Electric Utilities--0.2%

     Mirant Corp. (b)                                 521,400        15,417,798
     PPL Corp.                                        572,000        19,745,440
                                                                 --------------
                                                                     35,163,238

     Energy Equipment & Services--0.7%

     Baker Hughes, Inc.                                58,000         4,004,900
     ENSCO International, Inc.                        254,900        12,482,453
     GlobalSantaFe Corp.                              439,800        22,825,620
     Halliburton Co.                                  342,000        11,063,700
     Key Energy Services, Inc. (b)                    687,900         9,630,600
     National Oilwell Varco, Inc. (b)(d)              142,600         8,613,040
     Schlumberger Ltd. (d)                            470,700        29,691,756
     Tidewater, Inc.                                   85,600         4,256,888
     Transocean, Inc. (b)                              96,000         6,963,840
     Weatherford International Ltd. (b)               171,200         7,032,896
                                                                 --------------
                                                                    116,565,693



                                                       Shares
     Industry         Common Stocks                      Held          Value

United States (continued)

     Food & Staples Retailing--0.3%

     CVS Corp.                                        380,300    $   11,933,814
     The Kroger Co.                                    23,600           530,764
     SUPERVALU Inc.                                   193,476         6,462,098
     Safeway, Inc.                                     18,200           534,352
     Senomyx, Inc. (b)                                446,900         6,891,198
     Wal-Mart Stores, Inc.                            190,200         9,373,056
     Walgreen Co.                                     190,200         8,307,936
                                                                 --------------
                                                                     44,033,218

     Food Products--0.1%

     Archer Daniels Midland Co.                        13,000           500,500
     ConAgra Foods, Inc.                              546,700        14,296,205
     Sara Lee Corp.                                   380,300         6,503,130
                                                                 --------------
                                                                     21,299,835

     Health Care Equipment
     & Supplies--0.2%

     Bausch & Lomb, Inc.                              229,400        12,282,076
     Baxter International, Inc.                       237,600        10,922,472
     Boston Scientific Corp. (b)                      249,900         3,975,909
                                                                 --------------
                                                                     27,180,457

     Health Care Providers
     & Services--0.8%

     Aetna, Inc.                                      300,000        12,366,000
     AmerisourceBergen Corp.                          142,600         6,730,720
     Cardinal Health, Inc.                              6,400           418,880
     Caremark Rx, Inc.                                175,000         8,615,250
     Cigna Corp.                                       64,000         7,486,720
     HCA, Inc.                                        196,600         9,932,232
     Health Management Associates, Inc.
       Class A                                         95,000         1,871,500
     HealthSouth Corp. (b)(d)                         237,700         5,764,225
     Humana, Inc. (b)                                 200,000        12,000,000
     Manor Care, Inc.                                 237,600        11,402,424
     McKesson Corp.                                    10,200           510,918
     Medco Health Solutions, Inc. (b)                 190,200        10,175,700
     Tenet Healthcare Corp. (b)                       850,000         6,001,000
     Triad Hospitals, Inc. (b)                        166,400         6,161,792
     UnitedHealth Group, Inc. (d)                     300,000        14,634,000
     WellPoint, Inc. (b)                              190,200        14,516,064
                                                                 --------------
                                                                    128,587,425

     Hotels, Restaurants & Leisure--0.7%

     Darden Restaurants, Inc.                          11,900           498,610
     McDonald's Corp.                               1,250,000        52,400,000
     Panera Bread Co. Class A (b)                     660,000        40,788,000
     Tim Hortons, Inc.                                200,974         5,808,149
     Wendy's International, Inc.                      148,400         5,134,640
                                                                 --------------
                                                                    104,629,399

     Household Products--0.1%

     The Procter & Gamble Co.                         199,700        12,658,983

     IT Services--0.0%

     Accenture Ltd. Class A                            16,500           543,015

     Independent Power Producers
     & Energy Traders--0.2%

     The AES Corp. (b)                                523,700        11,516,163
     Dynegy, Inc. Class A (b)                         907,700         5,518,816
     TXU Corp.                                        251,000        15,845,630
                                                                 --------------
                                                                     32,880,609



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
     Industry         Common Stocks                      Held          Value

United States (continued)

     Industrial Conglomerates--1.3%

     General Electric Co.                           3,803,000    $  133,523,330
     McDermott International, Inc. (b)                710,850        31,774,995
     Tyco International Ltd.                        1,502,379        44,215,014
                                                                 --------------
                                                                    209,513,339

     Insurance--2.6%

     ACE Ltd.                                         636,200        36,422,450
     The Allstate Corp.                               332,800        20,420,608
     American International Group, Inc.             1,806,500       121,342,605
     Assurant, Inc.                                   208,900        11,000,674
     Bristol West Holdings, Inc.                      129,800         1,806,816
     Chubb Corp.                                        8,800           467,720
     Darwin Professional Underwriters, Inc. (b)       115,800         2,605,500
     Endurance Specialty Holdings Ltd.                884,700        31,539,555
     Everest Re Group Ltd.                             77,400         7,676,532
     Genworth Financial, Inc. Class A                  15,800           528,352
     Hartford Financial Services Group, Inc.          177,500        15,472,675
     IPC Holdings, Ltd.                               583,430        17,526,237
     Lincoln National Corp.                             8,400           531,804
     Loews Corp.                                       13,700           533,204
     Marsh & McLennan Cos., Inc.                      226,100         6,656,384
     Platinum Underwriters Holdings Ltd.              668,400        19,958,424
     Prudential Financial, Inc.                       105,200         8,093,036
     RenaissanceRe Holdings Ltd.                      464,000        25,241,600
     The St. Paul Travelers Cos., Inc.                731,800        37,416,934
     W.R. Berkley Corp.                                12,000           442,320
     XL Capital Ltd. Class A                          831,000        58,627,050
                                                                 --------------
                                                                    424,310,480

     Internet & Catalog Retail--0.0%

     Liberty Media Holding Corp.--
       Interactive (b)                                154,500         3,409,815

     Internet Software & Services--0.1%

     eBay, Inc. (b)                                   500,000        16,065,000

     Leisure Equipment & Products--0.1%

     Mattel, Inc.                                     400,000         9,052,000

     Life Sciences Tools & Services--0.0%

     Waters Corp. (b)                                 142,600         7,101,480

     Machinery--0.0%

     Cummins, Inc.                                      4,500           571,410
     Eaton Corp.                                        7,300           528,739
                                                                 --------------
                                                                      1,100,149

     Media--0.4%

     CBS Corp. Class B                                156,200         4,520,428
     Comcast Corp. Class A (b)(d)                     801,900        32,613,273
     Discovery Holding Co. (b)                         61,800           917,112
     Liberty Global, Inc. (b)                          86,315         2,264,906
     Liberty Global, Inc. Series C (b)                 87,600         2,227,668
     Liberty Media Holding Corp.--Capital (b)          30,900         2,751,954
     The McGraw-Hill Cos., Inc.                         8,400           539,028
     Omnicom Group                                      5,600           568,120
     Time Warner, Inc.                                522,900        10,463,229
     Viacom, Inc. Class B (b)                         237,600         9,247,392
     Walt Disney Co.                                   14,900           468,754
                                                                 --------------
                                                                     66,581,864

     Metals & Mining--0.4%

     Alcoa, Inc.                                    1,354,800        39,167,268
     Freeport-McMoRan Copper & Gold, Inc.
       Class B (b)                                    285,200        17,248,896



                                                       Shares
     Industry         Common Stocks                      Held          Value

United States (continued)

     Metals & Mining (concluded)

     Newmont Mining Corp.                             245,700    $   11,122,839
     Nucor Corp.                                        8,600           502,326
                                                                 --------------
                                                                     68,041,329

     Multi-Utilities--0.1%

     CMS Energy Corp. (b)(d)                          455,500         6,782,395
     PG&E Corp.                                        11,300           487,482
                                                                 --------------
                                                                      7,269,877

     Multiline Retail--0.0%

     JC Penney Co., Inc.                                7,300           549,179
     Kohl's Corp. (b)                                   7,200           508,320
     Nordstrom, Inc.                                   12,400           587,140
     Sears Holdings Corp. (b)                           2,800           488,516
                                                                 --------------
                                                                      2,133,155

     Oil, Gas & Consumable Fuels--2.4%

     Alon USA Energy, Inc.                             68,100         1,911,567
     Chevron Corp.                                    626,000        42,067,200
     ConocoPhillips                                   513,400        30,927,216
     Consol Energy, Inc.                              144,900         5,128,011
     Devon Energy Corp.                               122,800         8,207,952
     El Paso Corp.                                  5,250,000        71,925,000
     Exxon Mobil Corp.                              1,680,600       120,028,452
     Foundation Coal Holdings, Inc.                   299,000        10,976,290
     Hess Corp. (d)                                   227,400         9,641,760
     Marathon Oil Corp.                               176,900        15,284,160
     Murphy Oil Corp.                                 255,500        12,049,380
     Noble Energy, Inc.                               147,200         7,158,336
     Occidental Petroleum Corp.                       511,300        24,000,422
     Pogo Producing Co.                               250,000        11,187,500
     Rosetta Resources, Inc. (b)(j)                   500,000         9,040,000
     Stone Energy Corp. (b)                           201,900         7,868,043
     Williams Cos., Inc.                               50,800         1,241,044
                                                                 --------------
                                                                    388,642,333

     Paper & Forest Products--0.1%

     International Paper Co.                          475,400        15,854,590

     Personal Products--0.1%

     Avon Products, Inc.                              332,800        10,120,448

     Pharmaceuticals--1.6%

     Abbott Laboratories                              423,770        20,133,313
     Andrx Corp. (b)                                  247,900         6,095,861
     Bristol-Myers Squibb Co.                         400,000         9,900,000
     Eli Lilly & Co.                                  294,700        16,506,147
     Johnson & Johnson                              1,093,300        73,688,420
     King Pharmaceuticals, Inc. (b)                    37,900           634,067
     Merck & Co., Inc.                                589,700        26,784,174
     Pfizer, Inc.                                   2,156,000        57,457,400
     Schering-Plough Corp.                            687,900        15,230,106
     Valeant Pharmaceuticals International            683,000        12,758,440
     Watson Pharmaceuticals, Inc. (b)                 123,600         3,326,076
     Wyeth                                            427,800        21,830,634
                                                                 --------------
                                                                    264,344,638

     Real Estate Investment Trusts
     (REITs)--0.1%

     Friedman Billings Ramsey Group, Inc.
       Class A (d)                                  2,139,200        16,322,096
     Ventas, Inc.                                     139,630         5,442,777
                                                                 --------------
                                                                     21,764,873



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
     Industry         Common Stocks                      Held          Value

United States (concluded)

     Road & Rail--0.8%

     CSX Corp.                                      1,198,700    $   42,757,629
     Norfolk Southern Corp.                           400,900        21,075,313
     Union Pacific Corp.                              732,200        66,359,286
                                                                 --------------
                                                                    130,192,228

     Semiconductors & Semiconductor
     Equipment--0.2%

     Agere Systems, Inc. (b)                           95,400         1,619,892
     Cirrus Logic, Inc. (b)                           359,200         2,535,952
     Freescale Semiconductor, Inc. Class B (b)         15,400           605,682
     Genesis Microchip, Inc. (b)                      399,300         4,092,825
     Intel Corp.                                      875,700        18,687,438
     Micron Technology, Inc. (b)                       25,700           371,365
                                                                 --------------
                                                                     27,913,154

     Software--1.3%

     Borland Software Corp. (b)                       114,100           629,832
     CA, Inc.                                       2,471,900        61,204,244
     Microsoft Corp.                                3,993,100       114,641,901
     Novell, Inc. (b)                               4,458,400        26,750,400
     TIBCO Software, Inc. (b)                       1,095,000        10,128,750
                                                                 --------------
                                                                    213,355,127

     Specialty Retail--0.0%

     Best Buy Co., Inc.                                 8,600           475,150
     Limited Brands                                    17,300           509,831
     Office Depot, Inc. (b)                            12,800           537,472
     Staples, Inc.                                     17,600           453,904
     TJX Cos., Inc.                                    17,900           518,205
                                                                 --------------
                                                                      2,494,562

     Textiles, Apparel
     & Luxury Goods--0.0%

     Hanesbrands Inc. (b)                              48,375         1,141,650
     Unifi, Inc. (b)                                1,688,400         4,676,868
                                                                 --------------
                                                                      5,818,518

     Thrifts & Mortgage Finance--0.1%

     Accredited Home Lenders Holding Co. (b)            7,969           243,851
     Countrywide Financial Corp.                       13,900           529,868
     Fannie Mae                                       285,200        16,900,952
     Washington Mutual, Inc.                          125,000         5,287,500
                                                                 --------------
                                                                     22,962,171

     Tobacco--0.2%

     Alliance One International, Inc. (b)             250,000         1,205,000
     Altria Group, Inc.                               403,900        32,849,187
     Loews Corp.--Carolina Group                        9,300           537,726
     Reynolds American, Inc.                            8,800           555,808
                                                                 --------------
                                                                     35,147,721

     Transportation Infrastructure--0.3%

     Macquarie Infrastructure Co. Trust             1,568,000        46,773,440

     Wireless Telecommunication
     Services--0.4%

     Alltel Corp.                                     427,800        22,806,018
     Sprint Nextel Corp. (d)                        2,044,300        38,207,967
                                                                 --------------
                                                                     61,013,985

     Total Common Stocks in the United States                     3,434,108,140

     Total Common Stocks
     (Cost--$6,118,540,424)--53.7%                                8,645,369,877



                                                       Shares
     Industry         Preferred Stocks                   Held          Value

Australia--0.2%

     Commercial Banks--0.2%

     National Australia Bank Ltd., 7.875% (c)         492,000    $   23,542,200

     Total Preferred Stocks in Australia                             23,542,200


United States--0.4%

     Insurance--0.1%

     IPC Holdings, Ltd., 7.25% (c)                     73,300         2,162,350
     MetLife, Inc. Series B, 6.375% (c)               372,100        11,021,602
     XL Capital Ltd., 6.50% (c)                       340,000         7,752,000
                                                                 --------------
                                                                     20,935,952

     Oil, Gas & Consumable Fuels--0.1%

     El Paso Corp., 4.99% (c)(j)                       10,650        13,086,188

     Thrifts & Mortgage Finance--0.2%

     Fannie Mae Series 2004-1, 5.375% (c)                 385        37,200,579

     Total Preferred Stocks in the United States                     71,222,719

     Total Preferred Stocks
     (Cost--$82,986,593)--0.6%                                       94,764,919



                      Exchange-Traded Funds

United States--1.1%

     Consumer Staples Select Sector
       SPDR Fund                                    1,354,300        34,981,569
     Health Care Select Sector SPDR Fund            1,355,500        45,138,150
     iShares Dow Jones US Telecommunications
       Sector Index Fund (d)                          552,100        15,806,623
     Telecom HOLDRs Trust                             160,100         5,472,218
     Utilities Select Sector SPDR Fund              1,851,400        66,280,120

     Total Exchange-Traded Funds
     (Cost--$157,736,426)--1.1%                                     167,678,680



                                                   Beneficial
                      Mutual Funds                   Interest

United States--0.3%

     Master S&P 500 Index Series
       of Quantitative Master
       Series Trust (m)(s)                 USD     22,787,537        43,810,415

     Total Mutual Funds in the United States                         43,810,415



                                                       Shares
                                                         Held

Vietnam--0.1%

     Vietnam Enterprise Investments Ltd.--
       C Shares (b)                                 4,500,000         4,500,000
     Vietnam Enterprise Investments Ltd.--
       R Shares (b)                                 1,272,540         3,817,620
     Vietnam Opportunity Fund Ltd. (b)              6,150,000        15,190,500

     Total Mutual Funds in Vietnam                                   23,508,120

     Total Mutual Funds (Cost--$43,469,537)--0.4%                    67,318,535



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
     Industry         Warrants (k)                       Held          Value

United States--0.0%

     Diversified Telecommunication
     Services--0.0%

     AboveNet, Inc. (expires 9/08/2008)                10,894    $      174,304
     AboveNet, Inc. (expires 9/08/2010)                12,816           217,872
                                                                 --------------
                                                                        392,176

     Paper & Forest Products--0.0%

     Mandra Forestry Finance Ltd.
       (expires 5/15/2013)                             22,750                 0

     Total Warrants (Cost--$2,944,788)--0.0%                            392,176



                      Fixed Income Securities

                                                         Face
                      Corporate Bonds                  Amount
Brazil--0.1%

     Commercial Banks--0.0%

     Banco Nacional de Desenvolvimento
       Economico e Social, 5.873%
       due 6/16/2008 (a)                   USD      5,500,000         5,428,500

     Food Products--0.1%

     Cosan SA Industria e Comercio,
       9% due 11/01/2009 (j)                       11,000,000        11,660,000

     Total Corporate Bonds in Brazil                                 17,088,500


Canada--0.1%

     Metals & Mining--0.0%

     Bema Gold Corp., 3.25%
       due 2/25/2011 (c)                            1,360,000         1,475,355

     Wireless Telecommunication
     Services--0.1%

     Rogers Wireless Communications,
       Inc.:
         8.515% due 12/15/2010 (a)                 11,600,000        11,846,500
         7.625% due 12/15/2011             CAD      6,250,000         6,117,035
                                                                 --------------
                                                                     17,963,535

     Total Corporate Bonds in Canada                                 19,438,890


Chile--0.3%

     Electric Utilities--0.3%

     Empresa Electrica del Norte
       Grande SA, 6%
       due 11/05/2017 (p)                  USD     49,287,690        44,556,072

     Total Corporate Bonds in Chile                                  44,556,072


China--0.3%

     Automobiles--0.1%

     Brilliance China Finance Ltd.,
       0% due 6/07/2011 (c)(l)                      5,460,000         5,467,098

     Food Products--0.1%

     Chaoda Modern Agriculture
       Holdings Ltd.:
         7.75% due 2/08/2010                        8,590,000         8,482,625
         0% due 5/08/2011 (c)(l)           HKD     89,040,000        11,735,072
                                                                 --------------
                                                                     20,217,697

     Industrial Conglomerates--0.1%

     Beijing Enterprises Investment
       Ltd., 0% due 12/21/2010 (c)(l)      USD     16,390,000        18,930,450

     Total Corporate Bonds in China                                  44,615,245



                                                         Face
     Industry         Corporate Bonds                  Amount          Value

Europe--0.8%

     Commercial Banks--0.8%

     European Investment Bank:
         4% due 1/15/2007                  EUR     30,700,000    $   39,199,540
         0% due 5/01/2008 (l)              BRL     27,500,000        10,666,289
         0% due 9/12/2008 (j)(l)                  104,363,970        38,777,051
         0% due 9/21/2010 (j)(l)                  127,600,000        36,826,796

     Total Corporate Bonds in Europe                                125,469,676


France--0.5%

     Commercial Banks--0.5%

     ERAP, 3.375% due 4/25/2008            EUR     64,650,000        82,115,673

     Software--0.0%

     Infogrames Entertainment SA
       Series WW, 4% due 4/01/2009 (c)              1,505,000         1,321,896

     Total Corporate Bonds in France                                 83,437,569


Germany--1.2%

     Commercial Banks--1.2%

     KfW--Kreditanstalt fuer
       Wiederaufbau:
         3.125% due 11/15/2006                     39,150,000        49,956,861
         5.375% due 12/07/2007             GBP     11,550,000        22,059,392
         4.50% due 12/07/2008                      13,050,000        24,540,537
         4.25% due 7/04/2014               EUR     38,750,000        50,958,344
     Norddeutsche Landesbank
       Girozentrale, 0.45%
       due 1/19/2009                       JPY  5,800,000,000        49,296,504

     Total Corporate Bonds in Germany                               196,811,638


Hong Kong--0.2%

     Industrial Conglomerates--0.1%

     Hutchison Whampoa International
       Ltd., 5.45% due 11/24/2010          USD     15,000,000        14,980,485

     Real Estate Management
     & Development--0.1%

     Hongkong Land CB 2005 Ltd.,
       2.75% due 12/21/2012 (c)                     7,500,000         8,390,625

     Trading Companies
     & Distributors--0.0%

     Noble Group Ltd., 0.90%
       due 4/20/2009 (c)                            3,300,000         3,411,375

     Total Corporate Bonds in Hong Kong                              26,782,485


India--0.3%

     Automobiles--0.1%

     Tata Motors Ltd., 1%
       due 4/27/2011 (c)                           13,690,000        16,154,200

     Diversified Telecommunication
     Services--0.1%

     Reliance Communication Ltd., 0%
       due 5/10/2011 (c)(l)                         6,450,000         6,788,625

     Metals & Mining--0.0%

     Gujarat NRE Coke Ltd., 0%
       due 4/12/2011 (c)(l)                         5,100,000         4,309,500

     Thrifts & Mortgage Finance--0.1%

     Housing Development Finance Corp.,
       0% due 9/27/2010 (c)(l)                     14,200,000        16,815,384

     Total Corporate Bonds in India                                  44,067,709



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Face
     Industry         Corporate Bonds                  Amount          Value

Japan--0.4%

     Commercial Banks--0.2%

     The Bank of Kyoto Ltd. Series 1,
       1.90% due 9/30/2009 (c)             JPY  1,783,000,000    $   28,799,181
     The Mie Bank Ltd., 1%
       due 10/31/2011 (c)                         379,000,000         4,050,703
                                                                 --------------
                                                                     32,849,884

     Insurance--0.2%

     ASIF II, 1.20% due 3/20/2008               2,450,000,000        21,035,792
     ASIF III Jersey Ltd., 0.95%
       due 7/15/2009                              735,000,000         6,268,588
                                                                 --------------
                                                                     27,304,380

     Total Corporate Bonds in Japan                                  60,154,264


Malaysia--0.5%

     Diversified Financial Services--0.2%

     Feringghi Capital Ltd., 0%
       due 12/22/2009 (c)(l)               USD     15,900,000        16,516,125
     Johor Corp., 1%
       due 7/31/2009 (p)                   MYR     43,000,000        13,185,489
                                                                 --------------
                                                                     29,701,614

     Diversified Telecommunication
     Services--0.2%

     Rafflesia Capital Ltd., 1.25%
       due 10/04/2011 (c)                  USD     32,800,000        33,111,600

     Food Products--0.0%

     IOI Investment Bhd, 0%
       due 9/18/2009 (c)(l)                         2,700,000         4,252,775

     Multi-Utilities--0.1%

     YTL Power Finance Cayman Ltd.,
       0% due 5/09/2010 (c)(l)                      7,300,000         7,792,750

     Total Corporate Bonds in Malaysia                               74,858,739


Mexico--0.1%

     Household Durables--0.1%

     Vitro Envases Norteamerica SA de CV:
         10.75% due 7/23/2011                       2,500,000         2,678,750
         10.75% due 7/23/2011 (j)                  10,920,000        11,700,780

     Total Corporate Bonds in Mexico                                 14,379,530


Netherlands--0.2%

     Semiconductors & Semiconductor
     Equipment--0.2%

     ASM International NV (c):
         4.25% due 12/06/2011              USD      1,500,000         1,588,947
         4.25% due 12/06/2011 (j)                   4,235,000         4,478,513
     Infineon Technologies Holding
       BV, 4.25% due 2/06/2007 (c)         EUR     22,850,000        29,163,635

     Total Corporate Bonds in the Netherlands                        35,231,095


Singapore--0.0%

     Commercial Banks--0.0%

     Somerset Global, 0%
       due 1/12/2009 (c)(l)                SGD      7,250,000         4,831,626

     Total Corporate Bonds in Singapore                               4,831,626


South Korea--0.1%

     Wireless Telecommunication
     Services--0.1%

     LG Telecom Ltd.:
         8.25% due 7/15/2009               USD        250,000           263,115
         8.25% due 7/15/2009 (j)                   15,750,000        16,537,500

     Total Corporate Bonds in South Korea                            16,800,615



                                                         Face
     Industry         Corporate Bonds                  Amount          Value

Sweden--0.1%

     Diversified Financial Services--0.1%

     Svensk Exportkredit AB,10.50%
       due 9/29/2015                       TRY     31,600,790    $   17,131,326

     Total Corporate Bonds in Sweden                                 17,131,326


Taiwan--0.1%

     Construction Materials--0.1%

     Taiwan Cement Corp., 0%
       due 3/03/2009 (c)(l)                USD     13,850,000        19,944,000

     Insurance--0.0%

     Shin Kong Financial Holding Co.
       Ltd., 0% due 6/17/2009 (c)(l)                1,000,000         1,061,250

     Total Corporate Bonds in Taiwan                                 21,005,250


United Kingdom--0.0%

     Commercial Banks--0.0%

     International Bank for
       Reconstruction & Development,
       7.125% due 7/30/2007                GBP      3,850,000         7,456,352

     Total Corporate Bonds in the United Kingdom                      7,456,352


United States--1.6%

     Aerospace & Defense--0.0%

     GenCorp, Inc., 5.75%
       due 4/15/2007 (c)                   USD      3,700,000         3,783,250

     Airlines--0.0%

     Northwest Airlines, Inc.
       Series 1999-3-B, 9.485%
       due 4/01/2015 (o)                            4,941,985         1,087,237

     Biotechnology--0.0%

     Cell Genesys, Inc., 3.125%
       due 11/01/2011 (c)                           3,270,000         2,656,875
     Nabi Biopharmaceuticals, 2.875%
       due 4/15/2025 (c)                            3,520,000         3,203,200
                                                                 --------------
                                                                      5,860,075

     Communications Equipment--0.0%

     Lucent Technologies, Inc., 8%
       due 8/01/2031 (c)                            5,790,000         5,811,712

     Consumer Finance--0.0%

     HSBC Finance Corp., 6.40%
       due 6/17/2008                                  170,000           173,182

     Containers & Packaging--0.0%

     Crown Cork & Seal Co., Inc.,
       7.50% due 12/15/2096                         5,904,000         4,782,240

     Diversified Financial Services--0.5%

     American Honda Finance Corp.,
       3.85% due 11/06/2008                           120,000           116,648
     General Electric Capital Corp.:
         1.40% due 11/02/2006              JPY  1,500,000,000        12,825,446
         0% due 1/15/2010 (a)(l)                6,640,000,000        56,768,296
     Triad Acquisition Corp. Series B,
       11.125% due 5/01/2013               USD      3,805,000         3,538,650
                                                                 --------------
                                                                     73,249,040

     Health Care Providers & Services--0.1%

     Tenet Healthcare Corp., 9.25%
       due 2/01/2015                               10,000,000         9,487,500

     Hotels, Restaurants & Leisure--0.0%

     Uno Restaurant Corp.,10%
       due 2/15/2011 (j)                            4,790,000         3,855,950



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Face
     Industry         Corporate Bonds                  Amount          Value

United States (concluded)

     Independent Power Producers
     & Energy Traders--0.4%

     The AES Corp., 8.375%
       due 3/01/2011                       GBP      3,393,000    $    6,601,797
     Calpine Corp., 8.75%
       due 7/15/2013 (j)(o)                USD      7,230,000         7,555,350
     Calpine Generating Co. LLC (a):
         9.073% due 4/01/2009                      28,300,000        29,078,448
         11.073% due 4/01/2010                     15,500,000        16,313,750
                                                                 --------------
                                                                     59,549,345

     Insurance--0.1%

     AIG SunAmerica Global
       Financing VII, 5.85%
       due 8/01/2008                                  170,000           171,327
     Fortis Insurance NV, 7.75%
       due 1/26/2008 (c)(j)                         4,945,000         6,716,793
                                                                 --------------
                                                                      6,888,120

     Oil, Gas & Consumable Fuels--0.1%

     McMoRan Exploration Co. (c):
         5.25% due 10/06/2011                      11,275,000        12,628,000
         5.25% due 10/06/2011 (j)                   6,425,000         7,196,000
                                                                 --------------
                                                                     19,824,000

     Paper & Forest Products--0.1%

     Mandra Forestry, 12%
       due 5/15/2013 (j)(q)                        22,750,000        15,242,500

     Semiconductors & Semiconductor
     Equipment--0.2%

     Conexant Systems, Inc., 4%
       due 2/01/2007 (c)                           22,400,000        22,260,000
     LSI Logic Corp., 4%
       due 11/01/2006 (c)                           9,050,000         9,050,000
                                                                 --------------
                                                                     31,310,000

     Specialty Retail--0.0%

     General Nutrition Centers, Inc.,
       8.625% due 1/15/2011                         1,890,000         1,951,425

     Wireless Telecommunication
     Services--0.1%

     Nextel Communications, Inc.,
       5.25% due 1/15/2010 (c)                     14,325,000        14,235,469

     Total Corporate Bonds in the United States                     257,091,045

     Total Corporate Bonds
     (Cost--$1,053,875,330)--6.9%                                 1,111,207,626



                      Floating Rate Loan Interests (i)

Mexico--0.0%

     Household Durables--0.0%

     Vitro Envases Norteamerica SA
       de CV, Term Loan, 11.65%
       due 2/24/2010                                6,583,000         6,764,033

     Total Floating Rate Loan Interests in Mexico                     6,764,033



                        Floating Rate                    Face
     Industry         Loan Interests (i)               Amount          Value

United States--0.0%

     Textiles, Apparel & Luxury Goods--0.0%
     Galey & Lord, Inc. Term Loan,
       10.17% due 7/31/2009 (o)            USD      7,995,080    $      239,852

     Total Floating Rate Loan Interests in the
     United States                                                      239,852

     Total Floating Rate Loan Interests
     (Cost--$11,879,143)--0.0%                                        7,003,885



     Foreign Government Obligations

     Brazilian Government
       International Bond, 10.125%
       due 5/15/2027                       BRL     13,360,000        18,169,600
     Bundesrepublik Deutschland,
       4% due 7/04/2016                    EUR    176,500,000       229,994,472
     Caisse d'Amortissement
       de la Dette Sociale, 4%
       due 10/25/2014                              23,500,000        30,420,009
     Canadian Government Bond:
         4.25% due 9/01/2008               CAD        350,000           313,082
         4% due 9/01/2010                          38,600,000        34,454,182
         5.25% due 6/01/2013                          521,000           498,229
         Series WL43, 5.75%
         due 6/01/2029                                175,000           192,906
     Federal State of North Rhine
       Westphalia Series 387, 4.25%
       due 2/16/2007                       EUR     51,000,000        65,183,417
     Hong Kong Government Bond:
         4.23% due 3/21/2011               HKD    327,000,000        42,774,890
         4.57% due 6/13/2011                      804,000,000       106,741,927
     Iceland Rikisbref, 7.25%
       due 5/17/2013                       ISK  1,316,000,000        18,697,879
     Malaysia Government Bond:
         3.756% due 4/28/2011              MYR    198,500,000        54,241,504
         Series 386X, 8.60%
         due 12/01/2007                           161,250,000        46,447,461
     Netherlands Government Bond,
       3.75% due 7/15/2014                 EUR     24,000,000        30,699,697
     New Zealand Government
       Bond Series (Index Linked)
       216, 4.50% due 2/14/2016            NZD     21,250,000        19,579,459
     Poland Government Bond, 3%
       due 8/24/2016                       PLN    123,500,000        40,546,582
     South Africa Government
       Bond Series R194,10%
       due 2/28/2008                       ZAR     46,200,000         6,373,452
     Sweden Government
       Bond Series 3101, 4%
       due 12/01/2008                      SEK    466,000,000        79,148,510
     Unedic, 3.50% due 9/18/2008           EUR     64,650,000        82,189,770
     United Kingdom Gilt:
         7.25% due 12/07/2007              GBP        260,000           507,323
         4.25% due 3/07/2011                       26,900,000        50,203,755
         8% due 6/07/2021                              85,000           223,609

     Total Foreign Government Obligations
     (Cost--$934,756,202)--6.0%                                     957,601,715



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Face
     U.S. Government Obligations                       Amount          Value

United States--18.2%

     Fannie Mae, 5.40%
       due 2/01/2008                       USD      1,500,000    $    1,506,188
     Freddie Mac, 5.48%
       due 5/16/2008                               68,125,000        68,132,358
     U.S. Treasury Inflation Indexed
       Bonds:
         0.875% due 4/15/2010 (d)                 279,685,271       263,559,737
         2.375% due 4/15/2011 (d)                 535,690,015       532,823,002
         1.875% due 7/15/2015 (h)                 244,834,603       235,739,487
         2% due 1/15/2016                         574,032,888       557,663,766
         2.50% due 7/15/2016                      232,455,795       235,797,347
     U.S. Treasury Notes (d):
         3.625% due 4/30/2007                      60,250,000        59,831,082
         3.50% due 5/31/2007                       60,500,000        59,968,266
         4.375% due 12/31/2007                     34,750,000        34,553,176
         4.875% due 4/30/2008                      34,000,000        34,046,478
         4% due 6/15/2009                          23,250,000        22,894,903
         4.875% due 5/31/2011                     269,425,000       272,708,752
         4.25% due 11/15/2014                     178,500,000       174,365,226
         4.50% due 11/15/2015                     133,250,000       132,240,232
         5.125% due 5/15/2016                     140,000,000       145,534,340
         4.875% due 8/15/2016                     100,000,000       102,078,100

     Total U.S. Government Obligations
     (Cost--$2,897,982,294)--18.2%                                2,933,442,440



                      Structured Notes

Brazil--0.9%

     Diversified Financial Services--0.9%

     JPMorgan Chase Bank
       Structured Notes (NTN--
       B Linked Notes) (j):
         6% due 8/15/2010                  BRL    158,777,386        67,626,881
         6% due 8/15/2010                         124,746,542        53,123,948
         6% due 8/17/2010                          59,366,894        25,289,077

     Total Structured Notes in Brazil                               146,039,906


Germany--0.4%

     Capital Markets--0.4%

     Goldman Sachs & Co.
       (DAX Linked Notes), 0%
       due 10/19/2007 (l)                  USD     65,600,000        68,562,693

     Total Structured Notes in Germany                               68,562,693


Japan--2.5%

     Capital Markets--2.5%

     Goldman Sachs & Co. (l):
         (TOPIX Linked Notes), 0%
         due 7/30/2007                             68,900,000        78,960,365
         (TOPIX Linked Notes), 0%
         due 8/03/2007                             68,900,000        76,935,394
         (TOPIX Linked Notes), 0%
         due 1/28/2008                            146,000,000       139,430,292
         (TOPIX Linked Notes), 0%
         due 2/16/2008                             50,060,000        46,798,191
         (TOPIX Linked Notes), Series B,
         0% due 1/31/2007                          51,935,000        54,357,352

     Total Structured Notes in Japan                                396,481,594



                                                         Face
                      Structured Notes                 Amount          Value

Taiwan--0.5%

     Capital Markets--0.5%

     UBS AG (l):
         (Gold Linked Notes) 0%
         due 4/23/2008                     USD     15,700,000    $   16,018,710
         (Gold Linked Notes) 0%
         due 4/28/2008                             16,120,000        16,679,364
         (Total Return TWD Linked
         Notes) 0% due 12/01/2010                  43,500,000        43,935,000

     Total Structured Notes in Taiwan                                76,633,074


United States--1.7%

     Capital Markets--1.7%

     Morgan Stanley, (Bear Market
       Plus S&P 500 Index Linked
       Notes) 0% due 3/05/2008 (l)                302,557,000       278,291,929

     Total Structured Notes in the United States                    278,291,929

     Total Structured Notes
     (Cost--$973,319,277)--6.0%                                     966,009,196

     Total Fixed Income Securities
     (Cost--$5,871,812,246)--37.1%                                5,975,264,862



                                                   Beneficial
     Other Interests                                 Interest

United States--0.0%

     Diversified Telecommunication
     Services--0.0%

     AboveNet, Inc., (Litigation
       Trust Certificates) (f)             USD     19,750,000                 0

     Total Other Interests (Cost--$0)--0.0%                                   0



                                                 Face Amount/
     Short-Term Securities                Beneficial Interest

Europe--0.7%

     Time Deposits--0.7%

     Euro Time Deposit:
         3.16% due 11/03/2006              EUR     20,209,155        25,793,105
         3.18% due 11/10/2006                      70,240,683        89,648,738

     Total Short-Term Securities in Europe                          115,441,843


United States--11.8%

     BlackRock Liquidity Series,
       LLC Cash Sweep Series I,
       5.22% (g)(m)                        USD    495,157,669       495,157,669
     BlackRock Liquidity Series,
       LLC Money Market Series,
       5.29% (g)(m)(n)                          1,405,381,490     1,405,381,490

     Total Short-Term Securities in the United States             1,900,539,159

     Total Short-Term Securities
     (Cost--$2,015,513,212)--12.5%                                2,015,981,002



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                    Number of
     Options Purchased                              Contracts          Value

Call Options Purchased

     Financial Select Sector SPDR Fund,
       expiring December 2006 at USD 35                   567    $       62,370
     Technology Select Sector SPDR,
       expiring December 2006 at USD 22                   514            56,540

     Total Options Purchased
     (Premiums Paid--$47,024)--0.0%                                     118,910

     Total Investments
     (Cost--$14,293,050,250)--105.4%                             16,966,888,961



     Options Written

Call Options Written

     3Com Corp.:
         expiring January 2007 at USD 5                 9,350         (420,750)
         expiring January 2008 at USD 5                30,740       (2,766,600)
     Andrx Corp., expiring January 2007
       at USD 20                                        2,275       (1,137,500)
     Bausch & Lomb, Inc.:
         expiring January 2007 at USD 50                1,484         (756,840)
         expiring January 2008 at USD 45                  810       (1,117,800)
     CA, Inc., expiring January 2007 at USD 30          2,263          (22,630)
     CBS Corp. Class B, expiring January 2007
       at USD 27.5                                      1,562         (328,020)
     Career Education Corp.:
         expiring January 2007 at USD 25                1,750         (175,000)
         expiring January 2007 at USD 30                1,750          (43,750)
         expiring January 2007 at USD 35                3,400          (34,000)
     Chicago Bridge & Iron Co. NV, expiring
       January 2007 at USD 25                           1,352         (196,040)
     Cirrus Logic, Inc., expiring January 2007
       at USD 5                                         3,592         (790,240)
     Cisco Systems, Inc.:
         expiring January 2007 at USD 17.5              3,619       (2,522,443)
         expiring January 2007 at USD 22.5              4,000         (920,000)
     El Paso Corp., expiring January 2008
       at USD 15                                        2,700         (418,500)
     Extreme Networks, Inc., expiring
       January 2007 at USD 5                            7,000          (35,000)
     eBay, Inc.:
         expiring January 2008 at USD 20                2,500       (3,425,000)
         expiring January 2008 at USD 25                2,500       (2,550,000)
     Fannie Mae, expiring January 2007
       at USD 50                                        1,000       (1,060,000)
     Knight Capital Group, Inc. Class A,
       expiring January 2007 at USD 7.5                10,180      (11,503,400)
     Lexmark International, Inc. Class A,
       expiring January 2007 at USD 50                  4,275       (6,156,000)
     Mattel, Inc., expiring January 2007
       at USD 15                                        4,000       (3,120,000)



                                                    Number of
     Options Written                                Contracts          Value

Call Options Written (concluded)

     McDermott International, Inc.:
         expiring January 2007 at USD 15                  739   $   (3,336,585)
         expiring January 2007 at USD 23.333            2,000       (6,540,000)
         expiring January 2007 at USD 26.666            2,000       (5,610,000)
     McDonald's Corp., expiring January 2007
       at USD 35                                       12,500       (8,750,000)
     Molson Coors Brewing Co. Class B,
       expiring January 2007 at USD 60                    904       (1,066,720)
     Motorola, Inc.:
         expiring January 2007 at USD 22.5             12,594       (2,078,010)
         expiring January 2008 at USD 20                6,536       (3,464,080)
     Murphy Oil Corp., expiring January 2007
       at USD 50                                        1,500         (202,500)
     Norfolk Southern Corp., expiring
       January 2007 at USD 40                           3,525       (4,441,500)
     Novell, Inc.:
         expiring January 2007 at USD  5                4,454         (512,210)
         expiring January 2007 at USD  7.5             40,130         (401,300)
     Panera Bread Co., Class A:
         expiring January 2008 at USD 50                2,768       (5,010,080)
         expiring January 2008 at USD 55                  730       (1,087,700)
         expiring January 2008 at USD 60                2,102       (2,480,360)
     Pfizer, Inc., expiring January 2007
       at USD 25                                        5,000       (1,025,000)
     Quanta Services, Inc.:
         expiring January 2007 at USD 10                2,206       (1,875,100)
         expiring January 2007 at USD 12.5              2,930       (1,787,300)
     Sprint Nextel Corp., expiring
       January 2008 at USD 22.5                         7,873         (905,395)
     Suncor Energy, Inc., expiring
       January 2007 at USD 50                           3,000       (8,190,000)
     TIBCO Software, Inc., expiring
       January 2007 at USD 7.5                         10,950       (2,080,500)
     Tellabs, Inc., expiring January 2007
       at USD 12.5                                      2,500          (75,000)
     Tenet Healthcare Corp., expiring
       January 2007 at USD 7.5                          5,000         (225,000)
     Tyco International Ltd., expiring
       January 2007 at USD 25                           2,500       (1,125,000)
     Valeant Pharmaceuticals
       International, expiring
       January 2007 at USD 15                           6,830       (2,732,000)
     Vodafone Group Plc, expiring
       January 2007 at USD 20                           3,472       (1,979,040)
     Wendy's International, Inc.,
       expiring January 2007 at USD 45                  1,484       (4,303,600)

     Total Options Written
     (Premiums Received--$67,482,952)--(0.7%)                     (110,783,493)

Total Investments, Net of Options Written,
(Cost--$14,225,567,298*)--104.7%                                 16,856,105,468
Liabilities in Excess of Other Assets--(4.7%)                     (762,491,958)
                                                                ---------------
Net Assets--100.0%                                              $16,093,613,510
                                                                ===============



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of October 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $  14,302,117,554
                                                  =================
    Gross unrealized appreciation                 $   2,833,870,042
    Gross unrealized depreciation                     (279,882,128)
                                                  -----------------
    Net unrealized appreciation                   $   2,553,987,914
                                                  =================

(a) Floating rate security.

(b) Non-income producing security.

(c) Convertible security.

(d) Security, or a portion of security, is on loan.

(e) Depositary receipts.

(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(g) Represents the current yield as of October 31, 2006.

(h) All or a portion of security held as collateral in connection with open financial futures contracts.

(i) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally
    (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

(j) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(k) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(l) Represents a zero coupon bond.

(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                                                    Dividend/
                                                                         Net          Realized       Interest
    Affiliate                                                          Activity     Gain (Loss)       Income
    BlackRock Liquidity Series, LLC Cash Sweep Series I           $ (1,788,534,610)        --     $44,768,310
    BlackRock Liquidity Series, LLC Money Market Series           $  1,204,859,690         --     $ 1,385,716
    Master S&P Index Series of Quantitative Master Series Trust   $     22,787,537         --              --

(n) Security was purchased with the cash proceeds from securities loans.

(o) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(p) Represents a step bond.

(q) Issued with warrants.

(r) Investments in companies (whereby the Fund held 5% or more of the companies outstanding securities) that are considered to be an affiliate, for purposes of Section 2(a)(3) of the Investment
    Company Act of 1940, were as follows:

                                                          Net          Purchase                      Realized       Dividend
    Affiliate                                           Activity         Cost        Sales Cost       Gains          Income
    Foster Wheeler Ltd.*                              (1,152,804)    $40,923,289    $33,096,582    $60,932,826         **
    Foster Wheeler Ltd. (Class B)(Warrants)*          (4,000,000)         --             --             --             --
    Foster Wheeler LLC, 10.359%
      due 9/15/2011 (Series A)*                       (55,593,750)        --         64,130,779     6,966,175      2,737,690

        * No longer an affiliate as of October 31, 2006.

       ** Non-income producing security.


(s) Represents 1.7% of ownership in Master S&P 500 Index Series of Quantitative Master Series Trust.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown as a percent of net assets. These classifications are unaudited.


o Forward foreign exchange contracts purchased as of October 31, 2006 were as follows:


                                                                    Unrealized
    Foreign Currency Purchased              Settlement Date       Appreciation

    IDR    191,636,000,000                    August 2007          $   327,478
                                                                   -----------
    Total Unrealized Appreciation on Forward Foreign
    Exchange Contracts (USD Commitment--$20,158,065)               $   327,478
                                                                   ===========



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)

o   Swaps outstanding as of October 31, 2006 were as follows:
                                                                                                          Unrealized
                                                                                           Notional     Appreciation
    Description                                                                              Amount   (Depreciation)
    Bought credit default protection on United Mexican States and pay 1.12%

    Broker, Credit Suisse First Boston
    Expires May 2010                                                                   $  6,450,000     $  (163,456)

    Bought credit default protection on DaimlerChrysler NA Holding Corp. and pay 0.53%

    Broker, JPMorgan Chase
    Expires June 2011                                                                EUR  5,400,000         (16,841)

    Bought credit default protection on Carnival Corp. and pay 0.25%

    Broker, JPMorgan Chase
    Expires September 2011                                                             $ 10,030,000           26,469

    Bought credit default protection on JC Penney Co., Inc. and pay 0.53%

    Broker, JPMorgan Chase
    Expires September 2011                                                             $  3,397,000         (13,415)

    Bought credit default protection on McDonald's Corp. and pay 0.16%

    Broker, JPMorgan Chase
    Expires September 2011                                                             $  3,397,000          (3,798)

    Bought credit default protection on Whirlpool Corp. and pay 0.48%

    Broker, JPMorgan Chase
    Expires September 2011                                                             $  3,397,000         (27,611)
                                                                                                        ------------
    Total                                                                                               $  (198,652)
                                                                                                        ============


o   Financial futures contracts purchased as of October 31, 2006 were as follows:
    Number of                                                     Expiration                            Unrealized
    Contracts          Issue                Exchange                 Date             Face Value       Appreciation
       145       Dax Index 25 Euro     Eurex Deuthschland        December 2006       $ 27,591,570      $   1,526,038
      2,608       DJ Euro Stoxx 50     Eurex Deuthschland        December 2006        125,504,964          8,038,908
        32           Eurodollar             Chicago             September 2008          7,612,826              6,374
       376         FTSE 100 Index            LIFFE               December 2006         42,539,931          1,502,340
       129        S&P TSE 60 Index          Montreal             December 2006         15,353,924            843,591
                                                                                                       -------------
    Total Unrealized Appreciation                                                                      $  11,917,251
                                                                                                       =============


o   Financial futures contracts sold as of October 31, 2006 were as follows:
    Number of                                                     Expiration                            Unrealized
    Contracts          Issue                  Exchange               Date             Face Value       Depreciation
        32               Eurodollar             Chicago         September 2009       $  7,601,574      $     (6,826)
       274     Japan 10-Year Government Bond     Tokyo           December 2006        314,186,981          (870,263)
       915             S&P 500 Index            Chicago          December 2006        301,652,340       (14,754,660)
       634              Topix Index              Tokyo           December 2006         87,335,362          (130,672)
                                                                                                       -------------
    Total Unrealized Depreciation                                                                      $(15,762,421)
                                                                                                       =============

o   Currency Abbreviations:

    BRL     Brazilian Real
    CAD     Canadian Dollar
    EUR     Euro
    GBP     British Pound
    HKD     Hong Kong Dollar
    IDR     Indonesian Rupiah
    ISK     Icelandic Crona
    JPY     Japanese Yen
    MYR     Malaysian Ringgit
    NZD     New Zealand Dollar
    PLN     Polish Zloty
    SEK     Swedish Krona
    SGD     Singapore Dollar
    TRY     Turkish Lira
    USD     U.S. Dollar
    ZAR     South African Rand

    See Notes to Financial Statements.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006


Statement of Assets and Liabilities
As of October 31, 2006
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $1,362,637,115) (identified cost--$12,369,676,530)                                               $15,022,420,477
       Investments in affiliated securities, at value (identified cost--$1,923,326,696)                             1,944,349,574
       Call options purchased, at value (cost--$47,024)                                                                   118,910
       Unrealized appreciation on forward foreign exchange contracts                                                      327,478
       Unrealized appreciation on swaps                                                                                    26,469
       Foreign cash (cost--$631,177,027)                                                                              638,700,112
       Receivables:
           Interest                                                                            $    63,544,844
           Capital shares sold                                                                      36,312,962
           Securities sold                                                                          13,877,457
           Dividends                                                                                10,499,813
           Options written                                                                           2,463,838
           Variation margin                                                                            386,279
           Securities lending                                                                          113,696        127,198,889
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                  428,690
                                                                                                                  ---------------
       Total assets                                                                                                17,733,570,599
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                    1,405,381,490
       Options written, at value (premiums received--$67,482,952)                                                     110,783,493
       Unrealized depreciation on swaps                                                                                   225,121
       Deferred foreign capital gain tax                                                                                  227,852
       Bank overdraft                                                                                                     973,157
       Payables:
           Securities purchased                                                                     69,190,542
           Capital shares redeemed                                                                  27,232,682
           Investment adviser                                                                        9,040,716
           Distributor                                                                               7,029,925
           Transfer agent                                                                            4,534,763
           Other affiliates                                                                            177,187
           Swaps                                                                                        44,492        117,250,307
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                           5,115,669
                                                                                                                  ---------------
       Total liabilities                                                                                            1,639,957,089
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $16,093,613,510
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 450,000,000 shares authorized                        $    19,550,354
       Investor A Shares of Common Stock, $.10 par value, 900,000,000 shares authorized                                32,633,915
       Investor B Shares of Common Stock, $.10 par value, 1,500,000,000 shares authorized                              11,554,833
       Investor C Shares of Common Stock, $.10 par value, 700,000,000 shares authorized                                27,122,200
       Class R Shares of Common Stock, $.10 par value, 2,000,000,000 shares authorized                                    850,403
       Paid-in capital in excess of par                                                                            13,184,096,292
       Undistributed investment income--net                                                    $    52,196,775
       Undistributed realized capital gains--net                                                   130,987,821
       Unrealized appreciation--net                                                              2,634,620,917
                                                                                               ---------------
       Total accumulated earnings--net                                                                              2,817,805,513
                                                                                                                  ---------------
       Net Assets                                                                                                 $16,093,613,510
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $3,506,451,704 and 195,503,542 shares
       outstanding                                                                                                $         17.94
                                                                                                                  ===============
       Investor A--Based on net assets of $5,833,058,756 and 326,339,148 shares outstanding                       $         17.87
                                                                                                                  ===============
       Investor B--Based on net assets of $2,020,698,996 and 115,548,329 shares outstanding                       $         17.49
                                                                                                                  ===============
       Investor C--Based on net assets of $4,585,172,187 and 271,221,998 shares outstanding                       $         16.91
                                                                                                                  ===============
       Class R--Based on net assets of $148,231,867 and 8,504,033 shares outstanding                              $         17.43
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006

Statements of Operations
For the Year Ended October 31, 2006
Investment Income

       Interest (net of $21,041 foreign withholding tax and including
       $47,506,000 from affiliates)                                                                               $   213,337,681
       Dividends (net of $9,838,179 foreign withholding tax)                                                          192,580,713
       Securities lending--net                                                                                          1,385,716
       Other                                                                                                           11,400,423
                                                                                                                  ---------------
       Total income                                                                                                   418,704,533
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $   106,586,559
       Service and distribution fees--Investor C                                                    37,479,424
       Service and distribution fees--Investor B                                                    20,824,656
       Service fees--Investor A                                                                     13,024,284
       Transfer agent fees--Investor A                                                               5,371,564
       Transfer agent fees--Investor C                                                               4,502,453
       Custodian fees                                                                                4,141,534
       Transfer agent fees--Institutional                                                            3,163,564
       Transfer agent fees--Investor B                                                               2,491,918
       Accounting services                                                                           2,478,709
       Service and distribution fees--Class R                                                          528,028
       Registration fees                                                                               496,935
       Printing and shareholder reports                                                                376,487
       Professional fees                                                                               253,933
       Pricing fees                                                                                    118,923
       Transfer agent fees--Class R                                                                    109,555
       Directors' fees and expenses                                                                     56,943
       Other                                                                                           320,831
                                                                                               ---------------
       Total expenses before waiver                                                                202,326,300
       Waiver of expenses                                                                         (13,223,076)
                                                                                               ---------------
       Total expenses after waiver                                                                                    189,103,224
                                                                                                                  ---------------
       Investment income--net                                                                                         229,601,309
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net (including $177,398 in foreign capital gain tax, $67,899,001 from affiliates and $2,277,882 increase from payment by affiliate in order to
           resolve a regulatory issue relating to an investment)                                   838,498,106
           Financial futures contracts and swaps--net                                               73,078,421
           Options written--net                                                                        505,562
           Foreign currency transactions--net                                                        (903,889)        911,178,200
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net (including $540,787 deferred foreign capital gain tax)                 939,692,832
           Financial futures contracts and swaps--net                                             (22,549,864)
           Options written--net                                                                   (20,055,830)
           Foreign currency transactions--net                                                        6,634,999        903,722,137
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                      1,814,900,337
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $ 2,044,501,646
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006


Statements of Changes in Net Assets
                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                     2006              2005
Operations

       Investment income--net                                                                  $   229,601,309    $   165,815,719
       Realized gain--net                                                                          911,178,200        671,254,097
       Change in unrealized appreciation/depreciation--net                                         903,722,137        506,402,748
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                      2,044,501,646      1,343,472,564
                                                                                               ---------------    ---------------
       Dividends & Distributions to Shareholders
       Investment income--net:
           Institutional                                                                          (71,974,865)       (63,167,597)
           Investor A                                                                            (110,294,587)      (104,385,995)
           Investor B                                                                             (27,490,426)       (43,309,900)
           Investor C                                                                             (53,509,202)       (44,791,237)
           Class R                                                                                 (1,936,602)          (880,728)
       Realized gain--net:
           Institutional                                                                         (279,496,429)       (22,165,324)
           Investor A                                                                            (480,576,336)       (40,397,160)
           Investor B                                                                            (199,162,166)       (24,717,612)
           Investor C                                                                            (356,785,376)       (21,446,556)
           Class R                                                                                 (9,490,177)          (272,891)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders   (1,590,716,166)      (365,535,000)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                        3,619,428,896      1,828,372,200
                                                                                               ---------------    ---------------

Redemption Fee

       Redemption fee                                                                                  159,388            100,529
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                              4,073,373,764      2,806,410,293
       Beginning of year                                                                        12,020,239,746      9,213,829,453
                                                                                               ---------------    ---------------
       End of year*                                                                            $16,093,613,510    $12,020,239,746
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $    52,196,775    $    37,545,358
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006


Financial Highlights

The following per
share data and ratios
have been derived                       Institutional                                              Investor A
from information
provided in the                 For the Year Ended October 31,                           For the Year Ended October 31,
financial statements.   2006      2005       2004        2003      2002         2006      2005        2004       2003     2002
Per Share Operating Performance

Net asset value,
beginning
of year         $    17.36 $    15.80 $    14.31  $    11.20  $   12.53   $    17.30 $    15.75 $    14.27  $    11.17 $    12.50
                -------------------------------------------------------   -------------------------------------------------------
Investment
income--net**          .38        .34        .27         .32        .38          .33        .30        .23         .28        .35
Realized and
unrealized gain
(loss)--net         2.34++     1.89++     1.72++        3.23     (1.19)       2.33++     1.88++     1.72++        3.23     (1.19)
                -------------------------------------------------------   -------------------------------------------------------
Total from
investment
operations            2.72       2.23       1.99        3.55      (.81)         2.66       2.18       1.95        3.51      (.84)
                -------------------------------------------------------   -------------------------------------------------------
Less dividends
and distributions:
  Investment
  income--net        (.44)      (.49)      (.50)       (.44)      (.51)        (.39)      (.45)      (.47)       (.41)      (.48)
  Realized
  gain--net         (1.70)      (.18)         --          --      (.01)       (1.70)      (.18)         --          --      (.01)
                -------------------------------------------------------   -------------------------------------------------------
Total
dividends and
distributions       (2.14)      (.67)      (.50)       (.44)      (.52)       (2.09)      (.63)      (.47)       (.41)      (.49)
                -------------------------------------------------------   -------------------------------------------------------
Net asset value,
end of year     $    17.94 $    17.36 $    15.80  $    14.31 $    11.20   $    17.87 $    17.30 $    15.75  $    14.27 $    11.17
                =======================================================   =======================================================

Total Investment Return*

Based on net
asset value
per share        16.65%***     14.41%     14.21%      32.42%    (6.83%)    16.32%***     14.12%     13.90%      32.10%    (7.08%)
                =======================================================   =======================================================

Ratios to Average Net Assets

Expenses, net
of waiver             .82%       .84%       .88%        .94%       .94%        1.07%      1.09%      1.13%       1.18%      1.19%
                =======================================================   =======================================================
Expenses              .91%       .92%       .94%        .97%       .98%        1.16%      1.17%      1.18%       1.22%      1.22%
                =======================================================   =======================================================
Investment
income--net          2.13%      2.04%      1.79%       2.55%      3.09%        1.88%      1.79%      1.54%       2.28%      2.85%
                =======================================================   =======================================================


Supplemental Data

Net assets, end
of year (in
thousands)      $3,506,452 $2,574,791 $1,893,248  $1,370,866 $1,168,632   $5,833,059 $4,482,210 $3,442,396  $2,675,367 $2,051,843
                =======================================================   =======================================================
Portfolio
turnover            39.85%     49.08%     42.58%      45.28%     58.42%       39.85%     49.08%     42.58%      45.28%     58.42%
                =======================================================   =======================================================

      * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
        Institutional Shares are no longer subject to any front-end sales charge.

     ** Based on average shares outstanding.

    *** In 2006, approximately +.02% of the Fund's total investment return for Institutional and
        Investor A Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

     ++ Includes a redemption fee, which is less than $.01 per share.

        See Notes to Financial Statements.


BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006


Financial Highlights (continued)

The following per
share data and ratios
have been derived                         Investor B                                               Investor C
from information
provided in the                 For the Year Ended October 31,                           For the Year Ended October 31,
financial statements.   2006      2005       2004        2003      2002         2006      2005        2004       2003     2002
Per Share Operating Performance

Net asset value,
beginning
of year         $    16.94 $    15.44 $    13.99  $    10.96 $    12.25   $    16.47 $    15.04 $    13.66  $    10.72 $    12.02
                -------------------------------------------------------   -------------------------------------------------------
Investment
income--net**          .19        .17        .11         .19        .25          .19        .16        .11         .17        .25
Realized and
unrealized gain
(loss)--net         2.29++     1.83++     1.69++        3.15     (1.16)       2.21++     1.80++     1.65++        3.10     (1.14)
                -------------------------------------------------------   -------------------------------------------------------
Total from
investment
operations            2.48       2.00       1.80        3.34      (.91)         2.40       1.96       1.76        3.27      (.89)
                -------------------------------------------------------   -------------------------------------------------------
Less dividends
and distributions:
  Investment
  income--net        (.23)      (.32)      (.35)       (.31)      (.37)        (.26)      (.35)      (.38)       (.33)      (.40)
  Realized
  gain--net         (1.70)      (.18)         --          --      (.01)       (1.70)      (.18)         --          --      (.01)
                -------------------------------------------------------   -------------------------------------------------------
Total
dividends and
distributions       (1.93)      (.50)      (.35)       (.31)      (.38)       (1.96)      (.53)      (.38)       (.33)      (.41)
                -------------------------------------------------------   -------------------------------------------------------
Net asset value,
end of year     $    17.49 $    16.94 $    15.44  $    13.99 $    10.96   $    16.91 $    16.47 $    15.04  $    13.66 $    10.72
                =======================================================   =======================================================

Total Investment Return*

Based on net
asset value
per share        15.49%***     13.19%     13.08%      31.05%    (7.75%)    15.45%***     13.25%     13.08%      31.03%    (7.76%)
                =======================================================   =======================================================

Ratios to Average Net Assets

Expenses, net
of waiver            1.83%      1.86%      1.89%       1.96%      1.96%        1.83%      1.86%      1.90%       1.96%      1.96%
                =======================================================   =======================================================
Expenses             1.93%      1.94%      1.95%       2.00%      2.00%        1.93%      1.94%      1.96%       2.00%      2.00%
                =======================================================   =======================================================
Investment
income--net          1.12%      1.04%       .75%       1.52%      2.04%        1.11%      1.01%       .78%       1.45%      2.10%
                =======================================================   =======================================================

Supplemental Data

Net assets, end
of year (in
thousands)      $2,020,699 $2,060,638 $2,159,322  $2,094,428 $1,787,415   $4,585,172 $2,841,071 $1,698,382  $  865,342 $  521,679
                =======================================================   =======================================================
Portfolio
turnover            39.85%     49.08%     42.58%      45.28%     58.42%       39.85%     49.08%     42.58%      45.28%     58.42%
                =======================================================   =======================================================

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

    *** In 2006, approximately +.02% of the Fund's total investment return for Investor B and Investor C Shares consisted of a payment by Merrill Lynch Investment Managers, L.P.
        in order to resolve a regulatory issue relating to an investment.

     ++ Includes a redemption fee, which is less than $.01 per share.

        See Notes to Financial Statements.


BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006


Financial Highlights (concluded)
                                                                                             Class R

                                                                                                                  For the Period
                                                                                 For the Year Ended             January 3, 2003++
The following per share data and ratios have been derived                           October 31,                   to October 31,
from information provided in the financial statements.                 2006             2005           2004            2003
Per Share Operating Performance

       Net asset value, beginning of period                       $      16.93     $      15.44     $      14.04     $      11.43
                                                                  ------------     ------------     ------------     ------------
       Investment income--net**                                            .28              .25              .21              .08
       Realized and unrealized gain--net                             2.28+++++        1.85+++++        1.66+++++             2.71
                                                                  ------------     ------------     ------------     ------------
       Total from investment operations                                   2.56             2.10             1.87             2.79
                                                                  ------------     ------------     ------------     ------------
       Less dividends and distributions:
          Investment income--net                                         (.36)            (.43)            (.47)            (.18)
          Realized gain--net                                            (1.70)            (.18)               --               --
                                                                  ------------     ------------     ------------     ------------
       Total dividends and distributions                                (2.06)            (.61)            (.47)            (.18)
                                                                  ------------     ------------     ------------     ------------
       Net asset value, end of period                             $      17.43     $      16.93     $      15.44     $      14.04
                                                                  ============     ============     ============     ============

Total Investment Return

       Based on net asset value per share                            16.02%***           13.87%           13.60%        24.57%+++
                                                                  ============     ============     ============     ============

Ratios to Average Net Assets

       Expenses, net of waiver                                           1.32%            1.35%            1.38%           1.42%*
                                                                  ============     ============     ============     ============
       Expenses                                                          1.41%            1.42%            1.45%           1.47%*
                                                                  ============     ============     ============     ============
       Investment income--net                                            1.61%            1.48%            1.35%           1.93%*
                                                                  ============     ============     ============     ============

Supplemental Data

       Net assets, end of period (in thousands)                   $    148,232     $     61,531     $     20,482     $        341
                                                                  ============     ============     ============     ============
       Portfolio turnover                                               39.85%           49.08%           42.58%           45.28%
                                                                  ============     ============     ============     ============

         * Annualized.

        ** Based on average shares outstanding.

       *** In 2006, approximately +.02% of the Fund's total investment return for Class R Shares consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

     +++++ Includes a redemption fee, which is less than $.01 per share.

           See Notes to Financial Statements.


BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Global Allocation Fund, Inc. was renamed BlackRock Global Allocation Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in OTC markets, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities as well as U.S. government securities, money market instruments and certain fixed-income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Notes to Financial Statements (continued)



(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily (based on dealer supplied valuations) and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Notes to Financial Statements (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Bank overdraft--The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

(j) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Fund's financial statements has not been determined.

(k) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $50,262,040 has been reclassified between undistributed net realized capital gains and undistributed net investment income, $433,820 has been reclassified between paid-in capital in excess of par and undistributed net realized capital gains, and $6,250 has been reclassified between undistributed net investment income and paid-in capital in excess of par as a result of permanent differences attributable to foreign currency transactions, amortization methods on fixed income securities, foreign taxes paid, limitations on the utilization of capital loss carryforwards, and nondeductible expenses. These reclassifications have no effect on net assets or net asset values per share.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Investment Adviser. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into a separate Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. The Manager (and previously MLIM) has voluntarily agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from .70% to .65% for average daily net assets in excess of $5 billion, from .65% to .625% for average daily net assets in excess of $7.5 billion, from .625% to .60% for average daily net assets in excess of $10 billion and from .60% to .575% for average daily net assets in excess of $15 billion. For the period November 1, 2005 to September 29, 2006, MLIM earned fees of $96,178,988, of which $11,835,739 was waived. For the period September 30, 2006 to October 31, 2006, the Manager earned fees of $10,407,571, of which $1,387,337 was waived. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a fee equal to 37% of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays each Distributor ongoing account maintenance fees ("service fees") and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Service   Distribution
                                             Fee            Fee

Investor A                                  .25%             --
Investor B                                  .25%           .75%
Investor C                                  .25%           .75%
Class R                                     .25%           .25%


Pursuant to sub-agreements with the Distributor, Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of each of the Distributors, also provides account maintenance and distribution services to the Fund. The ongoing service fees compensate the Distributor and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2006, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:


                             FAMD            BDI         MLPF&S

Institutional           $  21,543      $      --    $   103,461
Investor A              $ 670,243      $   3,628    $ 9,086,738


For the year ended October 31, 2006, MLPF&S received contingent deferred sales charges of $1,378,474 and $489,893 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $45,441 relating to transactions subject to front-end sales charge waivers in Investor A Shares. For the period September 29, 2006 to October 31, 2006, BlackRock and/or its affiliates received contingent deferred sales charges of $70 and $33 relating to transactions in Investor B and Investor C Shares, respectively.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Notes to Financial Statements (continued)


BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to October 31, 2006, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


                                                 Call Center
                                                        Fees

Institutional                                        $ 2,535
Investor A                                           $11,479
Investor B                                           $ 4,312
Investor C                                           $ 7,315
Class R                                              $   159


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of October 31, 2006, the Fund lent securities with a value of $71,328,720. Pursuant to that order, the Fund has retained BIM, an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the security lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager. For the year ended October 31, 2006, BIM received $596,014 in security lending agent fees.

MLIM reimbursed the Fund $2,277,882 in order to resolve a regulatory issue relating to an investment.

In addition, MLPF&S received $1,025,312 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2006.

Effective September 29, 2006, PFPC, Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the year ended October 31, 2006, the Fund reimbursed MLIM and the Manager $292,537 and $29,935 respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments (including paydowns), excluding short-term securities, for the year ended October 31, 2006 were $9,142,215,987 and $4,912,915,471, respectively.

Transactions in call options written for the year ended October 31, 2006 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of year                         198,194    $    44,791,719
Options written                              231,679         63,711,535
Options exercised                          (121,188)       (22,449,097)
Options expired                             (23,312)        (5,985,844)
Options closed                              (37,044)       (12,585,361)
                                     ---------------    ---------------
Outstanding call options written,
   end of year                               248,329    $    67,482,952
                                     ===============    ===============


Transactions in put options written for the year ended October 31, 2006 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding put options written,
   beginning of year                             242    $       220,254
Options written                                  920            962,398
Options expired                              (1,102)        (1,119,526)
Options closed                                  (60)           (63,126)
                                     ---------------    ---------------
Outstanding put options written,
   end of year                                    --    $            --
                                     ===============    ===============


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $3,619,428,896 and $1,828,372,200 for the years ended October 31, 2006 and October 31, 2005, respectively.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Notes to Financial Statements (continued)


Transactions in capital shares for each class were as follows:


Institutional Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                               54,373,334    $   964,736,352
Shares issued resulting from
   reorganization                          2,805,442         48,755,249
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                          17,864,070        307,673,549
                                     ---------------    ---------------
Total issued                              75,042,846      1,321,165,150
Shares redeemed                         (27,859,214)      (493,922,228)
                                     ---------------    ---------------
Net increase                              47,183,632    $   827,242,922
                                     ===============    ===============



Institutional Shares
for the Year Ended                                               Dollar
October 31, 2005                              Shares             Amount

Shares sold                               42,540,007    $   710,315,653
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           4,482,584         73,514,786
                                     ---------------    ---------------
Total issued                              47,022,591        783,830,439
Shares redeemed                         (18,532,782)      (310,048,866)
                                     ---------------    ---------------
Net increase                              28,489,809    $   473,781,573
                                     ===============    ===============



Investor A Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                               60,733,375    $ 1,073,295,466
Shares issued resulting from
   reorganization                            171,316          2,968,470
Automatic conversion of shares            16,062,218        284,362,436
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                          30,019,892        515,344,025
                                     ---------------    ---------------
Total issued                             106,986,801      1,875,970,397
Shares redeemed                         (39,693,486)      (702,440,632)
                                     ---------------    ---------------
Net increase                              67,293,315    $ 1,173,529,765
                                     ===============    ===============



Investor A Shares
for the Year Ended                                               Dollar
October 31, 2005                              Shares             Amount

Shares sold                               40,912,172    $   681,992,456
Automatic conversion of shares            26,752,691        446,824,405
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           7,633,660        124,775,622
                                     ---------------    ---------------
Total issued                              75,298,523      1,253,592,483
Shares redeemed                         (34,784,591)      (581,719,523)
                                     ---------------    ---------------
Net increase                              40,513,932    $   671,872,960
                                     ===============    ===============



Investor B Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                               23,171,604    $   400,916,280
Shares issued resulting from
   reorganization                          1,149,043         19,507,105
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                          11,953,006        200,876,302
                                     ---------------    ---------------
Total issued                              36,273,653        621,299,687
                                     ---------------    ---------------
Automatic conversion of shares          (16,407,340)      (284,362,436)
Shares redeemed                         (25,926,640)      (447,972,808)
                                     ---------------    ---------------
Total redeemed                          (42,333,980)      (732,335,244)
                                     ---------------    ---------------
Net decrease                             (6,060,327)    $ (111,035,557)
                                     ===============    ===============



Investor B Shares
for the Year Ended                                               Dollar
October 31, 2005                              Shares             Amount

Shares sold                               27,414,680    $   446,965,389
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,700,009         59,158,656
                                     ---------------    ---------------
Total issued                              31,114,689        506,124,045
                                     ---------------    ---------------
Automatic conversion of shares          (27,300,436)      (446,824,405)
Shares redeemed                         (22,085,329)      (360,694,309)
                                     ---------------    ---------------
Total redeemed                          (49,385,765)      (807,518,714)
                                     ---------------    ---------------
Net decrease                            (18,271,076)    $ (301,394,669)
                                     ===============    ===============



Investor C Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                               99,048,098    $ 1,663,735,154
Shares issued resulting from
   reorganization                          1,803,629         29,600,139
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                          22,806,393        371,864,441
                                     ---------------    ---------------
Total issued                             123,658,120      2,065,199,734
Shares redeemed                         (24,977,277)      (419,232,204)
                                     ---------------    ---------------
Net increase                              98,680,843    $ 1,645,967,530
                                     ===============    ===============



Investor C Shares
for the Year Ended                                               Dollar
October 31, 2005                              Shares             Amount

Shares sold                               71,803,603    $ 1,141,878,037
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,771,038         58,809,151
                                     ---------------    ---------------
Total issued                              75,574,641      1,200,687,188
Shares redeemed                         (15,981,931)      (254,289,033)
                                     ---------------    ---------------
Net increase                              59,592,710    $   946,398,155
                                     ===============    ===============



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Notes to Financial Statements (continued)


Class R Shares
for the Year Ended                                               Dollar
October 31, 2006                              Shares             Amount

Shares sold                                6,412,123    $   110,769,118
Shares issued resulting from
   reorganization                             16,154            273,088
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             678,862         11,415,896
                                     ---------------    ---------------
Total issued                               7,107,139        122,458,102
Shares redeemed                          (2,237,788)       (38,733,866)
                                     ---------------    ---------------
Net increase                               4,869,351    $    83,724,236
                                     ===============    ===============



Class R Shares
for the Year Ended                                               Dollar
October 31, 2005                              Shares             Amount

Shares sold                                3,693,720    $    60,514,236
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              71,641          1,153,049
                                     ---------------    ---------------
Total issued                               3,765,361         61,667,285
Shares redeemed                          (1,456,914)       (23,953,104)
                                     ---------------    ---------------
Net increase                               2,308,447    $    37,714,181
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006 and was subsequently renewed for one year under substantially the same terms. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended October 31, 2006.


6. Commitments:
At October 31, 2006, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the schedule of investments, under which it had agreed to purchase and sell various foreign currencies with an approximate value of $580,000 and $13,551,000, respectively.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:


                                          10/31/2006         10/31/2005

Distributions paid from:
   Ordinary income                   $   537,596,973    $   256,535,457
   Net long-term capital gains         1,053,119,193        108,999,543
                                     ---------------    ---------------
Total taxable distributions          $ 1,590,716,166    $   365,535,000
                                     ===============    ===============


As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $   203,004,660
Undistributed long-term capital gains--net                  114,726,368
                                                        ---------------
Total undistributed earnings--net                           317,731,028
Capital loss carryforward                                   (37,551,534)*
Unrealized gains--net                                      2,537,626,019**
                                                        ---------------
Total accumulated earnings--net                         $ 2,817,805,513
                                                        ===============

 * On October 31, 2006, the Fund had a net capital loss carry-forward of $37,551,534, of which $10,675,578 expires in 2008,
   $20,758,041 expires in 2009, $3,693,136 expires in 2010 and
   $2,424,779 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realiza-tion for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, limitation on the utilization of capital loss carryforwards for tax purposes and other tax/book temporary differences.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Notes to Financial Statements (concluded)


8. Acquisition of Merrill Lynch Strategy Growth and Income Fund and Merrill Lynch Strategy Long-Term Growth Fund of Merrill Lynch Strategy Series, Inc.:
On August 28, 2006, the Fund acquired all of the net assets of Merrill Lynch Strategy Growth and Income Fund of Merrill Lynch Strategy Series, Inc. ("Growth and Income") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 3,928,724 shares of common stock of Growth and Income for 2,262,779 shares of common stock of the Fund. Growth and Income's net assets on that date of $38,290,163, including $14,940,253 of accumulated net realized losses and $5,513,686 of net unrealized appreciation were combined with those of the Fund.

In addition, on August 28, 2006, the Fund acquired all of the net assets of Merrill Lynch Strategy Long-Term Growth Fund of Merrill Lynch Strategy Series, Inc. ("Long-Term Growth") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 6,477,418 shares of common stock of Long-Term Growth for 3,682,805 shares of common stock of the Fund. Long-Term Growth's net assets on that date of $62,813,886, including $10,795,134 of accumulated net realized losses and $12,758,723 of net unrealized appreciation were combined with those of Global Allocation.

These aggregate net assets immediately after the acquisitions amounted to $15,301,226,693.




Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Global Allocation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Allocation Fund, Inc., formerly Merrill Lynch Global Allocation Fund, Inc., (the "Fund") as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Allocation Fund, Inc. as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 21, 2006



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Disclosure of Investment Advisory Agreement


The Board of Directors of the Fund met in May 2006 to consider approval of the Fund's management agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), the Fund's manager at that time.


Activities and Composition of the Board

All but one member of the Board is an independent director, whose only affiliation with MLIM or other Merrill Lynch affiliates was as a director of the Fund and as a director or trustee of certain other funds advised by MLIM or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


MLIM Management Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's management agreement and any sub-advisory agreement. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the manager, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the manager and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the manager and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and the Fund's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the manager and its affiliates.

The Board noted its view of MLIM as one of the most experienced global asset management firms and considered the overall services provided by MLIM to be of high quality. The Board also noted its view of MLIM as financially sound and well managed and noted MLIM's affiliation with one of America's largest financial firms. The Board works closely with the manager in overseeing the manager's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the manager taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board

In the period prior to the Board meeting to consider renewal of the management agreement and any sub-advisory agreement, the Board requests and receives materials specifically relating to the management agreement and/or sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the manager and its affiliates of the management agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the manager concerning investment advisory fees charged to other clients, such as retail insurance funds or retail offshore funds, under similar investment mandates. Since the sub-advisory services were provided by an affiliate of MLIM, and no additional fee is paid for these services, the Board considered the existing sub-advisory agreement and the management agreement between the Fund and MLIM (the "MLIM Management Agreement") together. The Board also considers other matters it deems important to the approval process, such as payments made to the manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of fund brokerage fees (including the related benefits to the manager of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the manager, the sub-adviser and their affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Certain Specific Renewal Data

In connection with the most recent renewal of the MLIM Management Agreement and the sub-advisory agreement in May 2006, the independent directors' and the Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by MLIM and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds as classified by Lipper and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that the Fund's performance was competitive. Considering all these factors, the Board concluded that the nature and quality of the services provided supported the continuation of the MLIM Management Agreement.

MLIM's Personnel and Investment Process--The Board reviewed the Fund's investment objectives and strategies. The Board discussed with MLIM's senior management responsible for investment operations and the senior management of MLIM's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of MLIM's investment staff, its use of technology, and MLIM's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed MLIM's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio managers and noted that Mr. Stattman (the Fund's senior portfolio manager) has more than 20 years of experience in portfolio management and Mr. Chamby (the Fund's associate portfolio manager) has more than 15 years of experience in portfolio management. The Board considered the extensive experience of MLIM and its investment staff in analyzing and managing the types of investments used by the Fund and concluded that the Fund benefits from that experience.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by MLIM to other types of clients with similar investment mandates. The Board also noted that MLIM had agreed to continue its agreement to waive a portion of the Fund's management fee and to add an additional breakpoint. The Board determined that the Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. The Board concluded that the Fund's management fee rate (including the fee waiver) and overall expense ratio were reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the manager and the manager's and its affiliates' profits relating to the management and distribution of the Fund and the funds advised by the investment manager and its affiliates. As part of its analysis, the Board reviewed MLIM's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board concluded that the profits of MLIM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered that the fee waivers implemented by MLIM act as effective breakpoints, since they are based on assets under management. The Board determined that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing MLIM Management Agreement and sub-advisory agreement, concluding that the management fee rate (including the fee waiver) was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Management Agreement--Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Merrill Lynch Investment Managers, L.P. (the "Previous Manager"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Directors considered and approved a new management agreement (the "BlackRock Management Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Management Agreement and it became effective on September 29, 2006, replacing the management agreement with the Previous Manager (the "Previous Management Agreement").

The Board discussed the BlackRock Management Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Management Agreement at an in-person meeting held on May 12, 2006.

To assist the Board in its consideration of the BlackRock Management Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Management Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Manager, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Management Agreement.

In connection with the Board's review of the BlackRock Management Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that, except for adding an additional voluntary breakpoint, BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

* that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Manager and that other arrangements between the Previous Manager and Merrill Lynch sales channels would be preserved;



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



* that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered managers;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Manager (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Management Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Management Agreement, but would remain the same, or because an additional breakpoint would be added to the voluntary fee waiver currently in effect, the average fee rate of the Fund would be lower if the Fund grows in size;

* that in May 2005, the Board had performed a full annual review of the Previous Management Agreement, as required by the 1940 Act, and had determined that the Previous Manager had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Manager in light of the services provided, the costs to the Previous Manager of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Management Agreement and related agreements and all costs of shareholder approval of the BlackRock Management Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Management Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Management Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Management Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


In the period prior to the Board meetings to consider renewal of the Previous Management Agreement, the Board had requested and received materials specifically relating to the Previous Management Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Previous Manager of the Previous Management Agreement and other payments received by the Previous Manager and its affiliates from the Fund; and (d) information provided by the Previous Manager concerning services related to the valuation and pricing of the Fund's portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Manager and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent approval of the continuance of the Previous Management Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Management Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the BlackRock Management Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Management Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, quality and extent of services provided by the Previous Manager, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Manager's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Manager and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Manager's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Management Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Management Agreement were expected to be as good as or better than that provided under the Previous Management Agreement. The directors were advised that BlackRock Advisors did not plan to change the Fund's portfolio management team upon the closing of the Transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Manager and its affiliates with those of BlackRock. The directors noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Management Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Previous Management Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Manager or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee rate and overall expense ratio were reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Management Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Management Agreement is substantially similar to the Previous Management Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Fund's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that BlackRock Advisors had agreed to continue the voluntary fee waiver currently in place, with the addition of an additional breakpoint. The Board determined that no additional changes were currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Management Agreement is substantially similar to the Previous Management Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Management Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Previous



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Management Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Management Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Manager to other registered investment company clients for investment management services. The directors concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable in relation to the services provided and that no changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Management Agreement, the directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Manager was experiencing such benefits under the Previous Management Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Management Agreement, and their discussions with management of the Previous Manager and BlackRock, the directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance--both including and excluding the effects of fees and expenses--to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Previous Manager's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Management Agreement, concluding that the management fee rate was reasonable in relation to the services provided and that the BlackRock Management Agreement was in the best interests of the shareholders. In approving the BlackRock Management Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 14-16, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreements (the "BlackRock Sub-Advisory Agreements") between BlackRock Advisors and each of BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited, each an affiliate (the "Sub-Advisers"). The BlackRock Sub-Advisory Agreements became effective on September 29, 2006, at the same time the BlackRock Management Agreement became effective.

Pursuant to the pertinent BlackRock Sub-Advisory Agreement, each Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 37% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays each Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreements.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



In approving the BlackRock Sub-Advisory Agreements at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Management Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Management Agreement and came to the same conclusion. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreements, the Board noted the fact that both BlackRock Advisors and each Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and each Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the pertinent BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreements. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for each Sub-Adviser to receive 37% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved each BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that each BlackRock Sub-Advisory Agreement was in the best interests of shareholders.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006


Officers and Directors
                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director

Robert C. Doll, Jr.*    President    2005 to  Vice Chairman and Director of BlackRock, Inc.,   122 Funds      None
P.O. Box 9011           and          present  Global Chief Investment Officer for Equities,    168 Portfolios
Princeton,              Director              Chairman of the BlackRock Retail Operating
NJ 08543-9011                                 Committee, and member of the BlackRock Executive
Age: 52                                       Committee since 2006; President of the Funds
                                              advised by Merrill Lynch Investment Managers, L.P.
                                              ("MLIM") and its affiliates ("MLIM/FAM-advised
                                              funds") from 2005 to 2006 and Chief Investment
                                              Officer thereof from 2001 to 2006; President of
                                              MLIM and Fund Asset Management, L.P. ("FAM")
                                              from 2001 to 2006; Co-Head (Americas Region)
                                              thereof from 2000 to 2001 and Senior Vice
                                              President from 1999 to 2001; President and Director
                                              of Princeton Services, Inc. ("Princeton Services")
                                              since 2001; President of Princeton Administrators,
                                              L.P. ("Princeton Administrators") from 2001 to 2006;
                                              Chief Investment Officer of OppenheimerFunds, Inc.
                                              in 1999 and Executive Vice President thereof from
                                              1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates.
   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors*


Ronald W. Forbes**      Director     2000 to  Professor Emeritus of Finance, School of         47 Funds       None
P.O. Box 9095                        present  Business, State University of New York at        49 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof from
NJ 08543-9095                                 1989 to 2000; International Consultant, Urban
Age: 66                                       Institute, Washington, D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director     2000 to  Professor, Harvard Business School since 1989;   47 Funds       Newell
P.O. Box 9095                        present  Associate Professor, J.L. Kellogg Graduate       49 Portfolios  Rubbermaid, Inc.
Princeton,                                    School of Management, Northwestern University                   (manufacturing)
NJ 08543-9095                                 from 1985 to 1989; Associate Professor, Graduate
Age: 54                                       School of Business Administration, University of
                                              Michigan from 1979 to 1985; Director, Harvard
                                              Business School Publishing since 2005; Director,
                                              McLean Hospital since 2005.


Jean Margo Reid         Director     2004 to  Self-employed consultant since 2001; Counsel of  47 Funds       None
P.O. Box 9095                        present  Alliance Capital Management (investment adviser) 49 Portfolios
Princeton,                                    in 2000; General Counsel, Director and Secretary
NJ 08543-9095                                 of Sanford C. Bernstein & Co., Inc. (investment
Age: 61                                       adviser/broker-dealer) from 1997 to 2000;
                                              Secretary, Sanford C. Bernstein Fund, Inc. from
                                              1994 to 2000; Director and Secretary of SCB, Inc.
                                              since 1998; Director and Secretary of SCB Partners,
                                              Inc. since 2000; and Director of Covenant House
                                              from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to  President, Middle East Institute, from 1995 to   47 Funds       None
P.O. Box 9095                        present  2001; Foreign Service Officer, United States     49 Portfolios
Princeton,                                    Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                 Minister from 1989 to 1995; Deputy Inspector
Age: 71                                       General, U.S. Department of State, from 1991
                                              to 1994; U.S. Ambassador to the Hashemite
                                              Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1988 to  Professor of Finance from 1984 to 1995, Dean     47 Funds       Bowne & Co.,
P.O. Box 9095                        present  from 1984 to 1993 and since 1995 Dean            49 Portfolios  Inc. (financial
Princeton,                                    Emeritus of New York University's Leonard N.                    printers);
NJ 08543-9095                                 Stern School of Business Administration.                        Vornado Realty
Age: 68                                                                                                       Trust (real estate
                                                                                                              company);
                                                                                                              Alexander's, Inc.
                                                                                                              (real estate
                                                                                                              company)


Edward D. Zinbarg***    Director     1994 to  Self-employed financial consultant since 1994;   47 Funds       None
P.O. Box 9095                        present  Executive Vice President of the Prudential       49 Portfolios
Princeton,                                    Insurance Company of America from 1988 to
NJ 08543-9095                                 1994; Former Director of Prudential Reinsurance
Age: 72                                       Company and former Trustee of the Prudential
                                              Foundation.


  * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

 ** Chairman of the Board of Directors and the Audit Committee.

*** Mr. Zinbarg is expected to retire from the Board of Directors effective January 1, 2007.


BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM
P.O. Box 9011           President    present  in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
Princeton,              and          and      thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
NJ 08543-9011           Treasurer    1999 to
Age: 46                              present


Dan Chamby              Vice         2006 to  Director of BlackRock since 2006; Director of MLIM from 2000 to 2006; Vice
P.O. Box 9011           President    present  President of MLIM from 1993 to 2000.
Princeton,
NJ 08543-9011
Age: 46


Dennis Stattman         Vice         2001 to  Managing Director of BlackRock since 2006; Managing Director (Equities) of MLIM
P.O. Box 9011           President    present  from 2000 to 2006; Director of MLIM from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 55


Jeffrey Hiller          Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
P.O. Box 9011           Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
Princeton,              Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
NJ 08543-9011                                 Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
Age: 55                                       Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
P.O. Box 9011                        present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton,                                    from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton
NJ 08543-9011                                 Services from 2004 to 2006.
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02101


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Form N-Q is available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios


BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund



Fixed Income Portfolios


BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund



Municipal Bond Portfolios


BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund



Money Market Portfolios


BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++

   * See the prospectus for information on specific limitations on investments in the fund.

  ++ Mixed asset fund.

 +++ Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK GLOBAL ALLOCATION FUND, INC.                         OCTOBER 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 -    Principal Accountant Fees and Services

            (a) Audit Fees -     Fiscal Year Ending October 31, 2006 - $76,500
                                 Fiscal Year Ending October 31, 2005 - $73,000

            (b) Audit-Related Fees -
                                 Fiscal Year Ending October 31, 2006 - $7,700
                                 Fiscal Year Ending October 31, 2005 - $0

            The nature of the services include merger related fees paid by the adviser.

            (c) Tax Fees -       Fiscal Year Ending October 31, 2006 - $15,654
                                 Fiscal Year Ending October 31, 2005 - $6,825

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees - Fiscal Year Ending October 31, 2006 - $0
                                 Fiscal Year Ending October 31, 2005 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2)  0%

            (f) Not Applicable

            (g) Fiscal Year Ending October 31, 2006 - $3,204,783
                Fiscal Year Ending October 31, 2005 - $6,277,749

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - Not
            Applicable

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Global Allocation Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Global Allocation Fund, Inc.


Date: January 3, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Global Allocation Fund, Inc.


Date: January 3, 2007


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Global Allocation Fund, Inc.


Date: January 3, 2007